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                        REVOLVING CREDIT AGREEMENT

                              BY AND BETWEEN

             GRUPO PILGRIM'S PRIDE FUNDING, S. DE R.L. DE C.V.

                       (THE "COMPANY" OR "BORROWER")

                               COMERICA BANK

                               ("COMERICA")

                                    AND

                       COMERICA BANK  MEXICO, S.A.,

                    INSTITUCI<O'>N DE BANCA M<U'>LTIPLE

                                 ( "CBM")

                             SEPTEMBER 7, 2001



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                        REVOLVING CREDIT AGREEMENT


     THIS REVOLVING CREDIT AGREEMENT, is made as of the 7{th} day of September, 2001, by and between GRUPO PILGRIM'S PRIDE FUNDING S. de R.L. de C.V., a SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE duly organized and validly existing under the laws of the United Mexican States ("Mexico"), having its corporate domicile in Queretaro, Mexico ("Company" or "Borrower"), and COMERICA BANK ("Comerica"), a banking corporation duly organized and validly existing under the laws of the State of Michigan, of Detroit, Michigan and COMERICA BANK MEXICO, S.A., INSTITUCI<O'>N DE BANCA M<U'>LTIPLE a banking institution organized and existing under the laws of Mexico ("CBM;" collectively with Comerica, the "Bank").

WITNESSETH:

     WHEREAS, Company has requested Bank to provide it with a revolving loan in the amount of Thirty Million Dollars ($30,000,000) which shall include a Seven Million Dollar ($7,000,000) sublimit in equivalent Pesos, and Bank is willing to do so upon the terms and conditions of this Agreement.

     NOW, THEREFORE, Company and Bank agree to the following:

     1.        DEFINITIONS

     For the purposes of this Agreement the following terms will have the following meanings:

     "Accounts" means, with respect to any Person, all accounts receivables, monies and book debts at any time owed to such Person, and all instruments, chattel paper and other documents evidencing or securing any such accounts receivable, monies or book debts.

     "Advance" shall mean a borrowing requested by Borrower and made by Comerica with respect to Dollars and CBM with respect to Pesos, pursuant hereto.

     "Affiliates" shall mean (i) any Subsidiary of Avicola; (ii) U.S. Guarantor; and (iii) any Subsidiary of U.S. Guarantor.

     "Applicable Interest Rate" shall mean, with respect to indebtedness outstanding hereunder or under the Notes in Dollars the LIBOR-based Rate or if required in accordance with the terms and conditions set forth in this Agreement the Federal Funds-based Rate, as the alternative base rate, and in respect to indebtedness outstanding hereunder or under the Notes in Pesos the TIIE-based rate, or if required in accordance with the terms and conditions set forth in this Agreement the CETES-based Rate.

     "Avicola" shall mean Avicola Pilgrim's Pride de Mexico, S.A. de C.V., a SOCIEDAD AN<o'>NIMA DE CAPITAL VARIABLE duly organized under the laws of Mexico.

     "Business Day" shall mean (i) with respect to any borrowing, payment or rate selection of LIBOR-based Loans, any day, other than Saturday, Sunday or holiday on which commercial banks generally are open in Detroit, Michigan for the conduct of all or substantially all of their commercial lending activities and on which dealings in U.S. Dollars are carried on in the London interbank market, (ii) with respect to any borrowing, payment or rate selection of TIIE-based Loans or CETES-based Loan, any day, other than Saturday, Sunday or holiday on which commercial banks generally are open in Mexico City, Mexico for the conduct of all or substantially all of their commercial lending activities and (ii) for all other purposes, a day (other than a Saturday or Sunday) on which commercial banks generally are open in Detroit, Michigan and Mexico City, Mexico for the conduct of all or substantially all of their commercial lending activities.

     "Capital Lease" shall mean, with respect to any Person, any lease of any property (whether real, personal or mixed) by such Person as lessee that, in accordance with GAAP, would be required to be classified and accounted for as a capital lease on a balance sheet of such Person or otherwise would be disclosed as such in a note to such balance sheet.

     "Capital Lease Obligation" shall mean, with respect to any Capital Lease, the amount of the obligation of the lessee thereunder that, in accordance with GAAP, would appear on a balance sheet of such lessee in respect of such Capital Lease or otherwise be disclosed in a note to such balance sheet.

     "CETES-based Loan" shall mean any portion of the Loan which bears interest at the CETES-based Rate.

     "CETES-based Rate" shall mean, with respect to any CETES-based Loan outstanding under this Agreement bearing interest at the CETES-based Rate for an applicable Interest Period, a per annum interest rate which is equal to the quotient achieved by dividing (i) the sum of the CETES Margin plus the CETES Rate, by (ii) the difference of 1.0 minus the rate of Mexican income tax withholding rate applicable to payment of interest receivable hereunder, expressed as a decimal number applicable to interest payments hereunder.

     "CETES Margin" shall mean:

     (a) to the extent the outstanding principal balance of all Loans is $15,000,000 (or the Equivalent Amount in Pesos) or less, 1.25%; and

     (b) to the extent the outstanding principal balance of all Loans is greater than $15,000,000 (or the Equivalent Amount in Pesos), 1.5%.

     "CETES Rate" shall mean, with respect to any CETES based loan outstanding under this Agreement, the average weighted value of all primary placement rates of the Certificados de la Tesorer<i'>a de la Federaci<o'>n having a maturity of 28 days or such term as may substitute such 28 day term in case the maturity of such instrument is not a Business Day, published in the "Economic Indexes" Section of the Official Gazette on any day that the CETES Rate shall be the applicable interest rate with respect to the indebtedness outstanding hereunder.

     "Collateral" means all Accounts, Inventory, Equipment and Real Estate of Operating Company, and any substitutions for, or replacements of, any of the foregoing.

     "Consolidated" or "consolidated" shall mean when used with reference to any financial term in this Agreement, the aggregate for two or more Persons of the amounts signified by such term for all such Persons determined on a consolidated basis in accordance with GAAP. Unless
otherwise   specified   herein,  references  to  "consolidated"   financial
statements or data of Borrower, Operating Company or Avicola includes consolidation with the Subsidiaries of such Person in accordance with GAAP.

     "Credit Party" shall mean Borrower and Guarantors.

     "Current   Ratio"   shall   mean,   as   of  any  applicable  date  of
determination, the ratio of current assets to current liabilities, each determined in accordance with GAAP.

     "Default" shall mean any condition or event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default.

     "Dollars" and "$" shall mean lawful currency of the United States of America.

     "EBITDA" shall mean as of any date, with respect to any Person for a period of six consecutive fiscal quarters of such Person ending at the close of the fiscal quarter most recently ended of such Person, operating income of such Person for such period PLUS, any amounts with respect to depreciation or amortization, all determined in accordance with GAAP.

     "Effective Date" shall mean the date of this Agreement.

     "Eligible Accounts" shall mean an Account arising in the ordinary course of the Operating Company's business which meets each of the following requirements:

     (a) to the extent it is not owing more than ninety (90) days after the date of the original invoice or other writing evidencing such Account;

     (b) it arises from the sale or lease of goods and such goods have been shipped or delivered to the account debtor; or it arises from services rendered and such services have been performed;

     (c) it is evidenced by an invoice, dated not later than 5 days of the date of shipment or performance, rendered to the account debtor, or some other evidence of billing acceptable to Bank;

     (d) it is not evidenced by any note, trade acceptance, draft or other negotiable instrument or by any chattel paper, unless such note or other document or instrument previously has been endorsed and delivered or otherwise legally conveyed to Bank;

     (e) it is a valid, legally enforceable obligation of the account debtor thereunder, and to the extent it is not subject to any offset, counterclaim or other defense on the part of such account debtor or to any claim on the part of such account debtor denying liability thereunder in whole or in part;

     (f) it is not an Account billed in advance, payable on delivery, for consigned goods, for guaranteed sales, for unbilled sales, for progress billings, payable at a future date in accordance with its terms, or to the extent it is not subject to a retainage or holdback by the account debtor or insured by a surety company;

     (g) the Account is subject to a duly perfected lien in favor of the Bank pursuant to the Security Documents ranking in priority to all other liens, which lien has been duly registered, filed or recorded in all applicable jurisdictions and all other steps necessary have been taken to create, perfect and maintain such lien, to the extent such actions are required under applicable law;

     (h) the Account does not constitute an obligation of (i) any Person whose principal place of business is, or who is organized under the laws of, any jurisdiction other than a jurisdiction included in the United States or Mexico, (ii) an Affiliate of Operating Company, or (iii) any governmental entity;

     (i) the Account has not arisen out of a written order or contract with or from an account debtor which by its nature or terms prevents, restricts, forbids or makes void or unenforceable the assignment to the Bank of such Account, or requires notice to, or the consent of, the account debtor(unless such consent has been secured or such notice has been given).

     An Account which is at any time an Eligible Account, but which subsequently fails to meet any of the foregoing requirements, shall forthwith cease to be an Eligible Account.

     "Eligible Inventory" shall mean all finished animal feed, corn, soybean, soybean meal and imported sorghum of Operating Company, excluding:

     (a)  Consigned goods;

     (b) Inventory covered by or subject to a title retention agreement or a seller's right to repurchase, or any consensual or nonconsensual lien (including without limitation purchase money security interests) other than in favor of Bank; and

     (c) any Inventory which is not subject to a duly perfected lien in favor of the Bank ranking in priority to all other liens, which lien has been duly registered, filed or recorded in all applicable jurisdictions and all other steps necessary have been taken to create, perfect and maintain such liens, to the extent such actions are required under applicable law.

     Inventory shall be valued at the lower of cost or market value as determined in accordance with GAAP or appraisals as determined by Bank in its reasonable credit judgment, and Inventory which is at any time Eligible Inventory, but which subsequently fails to meet any of the foregoing requirements, shall forthwith cease to be Eligible Inventory.

     "Environmental Complaint" shall have the meaning set forth in Section 5.15(c) hereof.

     "Environmental Law(s)" shall mean all applicable laws, codes, ordinances, rules, regulations, orders, decrees and directives issued by any federal, state, local, foreign or other governmental or quasi-governmental authority or body (or any agency, instrumentality or political subdivision thereof) in which Borrower, Avicola, Operating Company or any of their respective Subsidiaries conducts business pertaining to Hazardous Materials, including without limitation, any hazardous materials or wastes, toxic substances, flammable, explosive or radioactive materials, asbestos, and/or other similar materials; or any portion thereof including, without limitation, those relating to soil, surface, subsurface ground water conditions and the condition of the ambient air; and any other federal, state, foreign or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic, radioactive, flammable or dangerous waste, substance or material, as now or at any time hereafter in effect.

     "Equipment" shall mean all machinery and equipment of Operating Company located on the Real Estate.

     "Equivalent Amount" shall mean (i) with respect to each Advance made or carried (or to be carried) in Dollars, the principal amount thereof and
(ii) with respect to each Advance made or carried (or to be made or carried) in Pesos, the amount of Dollars which is equivalent to such amount of Pesos at the fixed exchange rate established by the Central Bank of Mexico and published in the Official Gazette for the sale of Dollars for such Pesos two (2) Business Days before determination of such Equivalent Amount is to be made.

     "Event of Default" shall mean each of the Events of Default specified in Section 8.1 of this Agreement.

     "Federal Funds-based Loan" shall mean an Advance which bears an interest at the Federal Funds-based Rate.

     "Federal Funds-based Rate" shall mean a per annum interest rate which is equal to the quotient achieved by dividing (i) the sum of the Federal Funds Margin plus the Federal Funds Rate, by (ii) the difference of 1.0 minus the rate of Mexican income tax withholding rate applicable to payments of interest receivable hereunder, expressed as a decimal number applicable to interest payments hereunder.

     "Federal Funds Margin" shall mean:

     (a) to the extent the outstanding principal balance of all Loans is $15,000,000 (or the Equivalent Amount in Pesos) or less, 1.25%; and

     (b) to the extent the outstanding principal balance of all Loans is greater than $15,000,000 (or the Equivalent Amount in Pesos), 1.5%.

     "Federal  Funds  Rate"  shall  mean  a  per  annum  rate  of  interest determined on the basis of quotations for overnight federal funds transactions appearing on Page 60 of the Knight-Ridder Moneycenter News Services (Garvin GuyButler-Domestic Composite Indicators - Term Federal Funds for Domestic Banks), on any day that the Federal Funds Rate shall be the applicable interest rate with respect to the indebtedness outstanding hereunder. If, for any reason, such rates do not appear on said Page 60 of the Knight-Rider Moneycenter News Services (or otherwise on such service), the "Federal Funds Rate" shall be determined by reference to such other publicly available service for displaying Federal Funds Rates, as shall be designated by the Bank from time to time.

     "Fixed Assets" shall mean the Equipment and Real Estate.

     "Formula Amount" shall mean as of the date of any determination thereof the sum of:

     (a)  70% of the Eligible Accounts; plus

     (b)  the  lesser  of  (i)  60%  of  the  Eligible  Inventory  or  (ii)
          $10,000,000; plus

     (c)  60%  of  the  "net market value" of the Fixed Assets,  determined
          pursuant  to  appraisals,   in   form  and  substance  reasonably
          satisfactory to Bank.

     "Funded Debt" shall mean with respect to any Person, all Indebtedness for borrowed money evidenced by notes, bonds, debentures, or similar evidences of Indebtedness and which by its terms matures more than one year from, or is directly or indirectly renewable or extendible at such Person's option under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of more than one year from the date of creation thereof, and specifically including Capital Lease Obligations, current maturities of long-term debt, revolving credit and short-term debt extendible beyond one year at the option of the debtor.

     "GAAP" shall mean generally accepted accounting principles in Mexico, applied on a consistent basis.

     "Guarantor(s)"  shall  mean  Operating  Company,   Avicola,   Holding,
Inmobiliaria, US Guarantor and any Replacement Guarantor.

     "Guaranty" shall mean to guaranty agreement and the (FIANZA SOLIDARIA) executed and delivered to Bank by the Guarantors in form and substance satisfactory to Bank pursuant to which:

     (a) Operating Company, Avicola and Holding guaranty all of Company's obligations and indebtedness to Bank hereunder, with respect to the Loans and under the other Loan Documents;

     (b)  US Guarantor guarantees $15,000,000  of  the principal balance of
          the   Loans,  plus  interest  accruing  thereon   and   cost   of
          collections.

     "Hazardous Material" shall mean and include any hazardous, toxic or dangerous waste, substance or material defined as such in, or for purpose of, any Environmental Laws.

     "Holding" means Grupo Pilgrim's Pride Funding Holding, S. de R.L.de C.V., a SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE duly organized under the laws of Mexico.

     "Indebtedness" of any Person shall mean: (i) all indebtedness of such Person for borrowed money; (ii) all obligations evidenced by notes, bonds, debentures or similar instruments; (iii) all indebtedness created or arising under any conditional sale or other title retention agreements with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (iv) all Capital Lease Obligations; (v) all guaranteed indebtedness; and (vi) all indebtedness referred to in clauses (i), (ii), (iii), (iv) or (v) above secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any lien upon or in property (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness.

     "Indebtedness Ratio" shall mean, as of any applicable date of determination, the ratio of Total Liabilities to the sum of Total Liabilities and Net Worth.

     "Indenture" shall mean that certain Indenture dated as of August 9, 2001 by US Guarantor, as Issuer and The Chase Manhattan Bank, as Trustee relating to $200,000,000, 9-5/8% Senior Notes due 2011 and additional notes evidencing an additional aggregate principal amount of up to $200,000,000 and all amendments and supplements thereto.

     "Inmobiliaria" shall mean Immobiliaria Avicola Pilgrim's Pride, S. de R.L. de C.V., a SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE duly organized under the laws of Mexico.

     "Interest Coverage Ratio" shall mean, as of any applicable date of determination, the ratio of EBITDA to Interest Expense, measured on a rolling 6 fiscal quarters basis.

     "Interest Expense" shall mean, the interest expense of a Person, determined in accordance with GAAP.

     "Interest Period" shall mean for:

     (A) a LIBOR-based Loan, an interest period of one (1), two (2) or three (3) months as selected by Borrower;

     (B) a TIIE-based Loan, an interest period of one (1) month;

     provided however for (A) and (B) above that:

     (a) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day, except that if the next succeeding Business Day falls in another calendar month, the Interest Period shall end on the next preceding Business Day, and when an Interest Period begins on a day which has no numerically corresponding day in the calendar month during which such Interest Period is to end, it shall end on the last Business Day of such calendar month; and

     (b)  no Interest Period shall extend beyond the Maturity Date.

     "Inventory" shall mean all finished animal feed, corn, soybean, soybean meal and imported sorghum of Operating Company.

     "LIBOR-based Loan" shall mean any portion of the Loan which bears interest at the LIBOR-based Rate.

     "LIBOR-based Rate" shall mean, with respect to any LIBOR-based Loan outstanding under this Agreement bearing interest at the LIBOR-based Rate for an applicable Interest Period, a per annum interest rate which is equal to the quotient achieved by dividing (i) the sum of the LIBOR Margin plus the LIBOR Rate, by (ii) the difference of 1.0 minus the rate of Mexican income tax withholding rate applicable to payments of interest receivable by the Bank hereunder, expressed as a decimal number applicable to interest payments hereunder.

      "LIBOR Lending Office" shall mean any Comerica office located in the Cayman Islands, British West Indies, or such other branch of Bank, domestic or foreign, as it may hereafter designate as its LIBOR Lending Office by notice to Borrower or any office of CBM located in Mexico.

     "LIBOR Margin" shall mean:

     (a) to the extent the outstanding principal balance of all Loans is $15,000,000 (or the Equivalent Amount in Pesos) or less, 1.25%; and

     (b) to the extent the outstanding principal balance of all Loans is greater than $15,000,000 (or the Equivalent Amount in Pesos), 1.5%.

     "LIBOR Rate" shall mean, with respect to any LIBOR-based Loan outstanding under this Agreement, the per annum rate of interest determined on the basis of the rate for deposits in United States Dollars for a period equal to the relevant Interest Period for such Advance, commencing on the first day of such Interest Period, appearing on Page BBAM of the Bloomberg Financial Markets Information Service as of 11:00 a.m. (Detroit, Michigan time) (or soon thereafter as practical), two (2) Business Days prior to the first day of such Interest Period.

     "Loan" or "Loans" shall mean the borrowings requested by Company and to be made by Bank under this Agreement, including any refunding of such borrowing pursuant to Section 2.11 hereof.

     "Loan Documents" shall mean collectively, this Agreement, the Notes, the Guaranty (FIANZA), the Security Documents and any other documents, instruments or agreements executed pursuant to or in connection with the Loans, this Agreement or the other Loan Documents, as such documents may be amended from time to time.

     "Material Adverse Effect" shall mean with respect to the Credit Parties other than the US Guarantor, taken as a whole or with respect to the US Guarantor: (i) a material adverse effect on (a) the business, assets, operations or financial or other condition of such applicable parties, (b) such applicable party's ability to pay or perform the obligations under the Loan Documents to which such Credit Party is a party in accordance with the terms thereof, or (c) Bank's rights and remedies under the Agreement and the other Loan Documents.

     "Maturity Date" shall mean  September 7, 2004.

     "Mexican Guarantors" shall  mean  the  Guarantors  other  than  the US
Guarantor.

     "Mortgage" shall mean the first priority mortgage to be granted in favor of Comerica and CBM by: (i) Inmobiliaria in respect to the real estate in which the farm known as Granja la Pur<i'>sima, which is located in Municipio de Col<o'>n, Estado de Queretaro, substantially in the terms of Exhibit E; (ii) Operating Company in respect to the real estate in which the farm known as Granja el Coyote, which is located in Municipio de Ezequiel Montes, Estado de Queretaro, substantially in the terms of Exhibit E, (iii) Operating Company in respect to the real estate in which the farm known as Granja Nogales, which is located in Municipio de Col<o'>n, Estado de Queretaro, substantially in the terms of Exhibit E, (iv) Operating Company in respect to the real estate in which the farm known as Granja Buenos Aires, which is located in Municipio de Col<o'>n, Estado de Queretaro, substantially in the terms of Exhibit E, (v) Operating Company in respect to the real estate in which the farm known as Granja Atongo I, which is located in Municipio del Marquez, Estado de Queretaro, substantially in the terms of Exhibit E, and (vi) by Operating Company in respect to the real estate in which the farm known as Granja Cerro Prieto, which is located in Municipio del Marquez, Estado de Queretaro, substantially in the terms of Exhibit E.

     "Net Worth" shall mean:

     (a) With respect to Operating Company on a consolidated basis, its Total Assets (other than patents, patent rights, trademarks, trade names, copy rights, franchises, licenses, goodwill and similar general intangible assets) less: (i) advances to and/or accounts receivables owing from Affiliates (other than Operating Company and its Subsidiaries); and (ii) Total Liabilities; and

     (b) With respect to Avicola on a consolidated basis, its Total Assets (other than patents, patent rights, trademarks, trade names, copy rights, franchises, licenses, goodwill and similar general intangible assets) less: (i) advances to and/or accounts receivables owing from Affiliates (other than Avicola and its Subsidiaries); (ii) Total Liabilities; and (iii) loans made to third parties other than to Affiliates.

     "Note(s)" or "Note" shall mean the Promissory Notes (PAGAR<e'>S) evidencing the Loans made by Bank pursuant to Section 2.1 hereof in the form of Exhibit "A" attached to this Agreement executed and delivered by the Company as of date of and evidencing each requested Advance, or if applicable, the Federal Funds-based Rate Note executed and delivered by Company in accordance with Section 2.6 below (in the form attached hereto as Exhibit "B"), or if applicable, the TIIE-based Rate Note or the CETES-based Rate Note (in the forms attached hereto as Exhibit C) and in all events guaranteed (por aval) by the Guarantors.

     "Official Gazzete" shall mean the DIARIO OFICIAL DE LA FEDERACI<o'>N of Mexico.

     "Operating Company" shall mean Pilgrim's Pride, S.A. de C.V. a SOCIEDAD AN<o'>NIMA DE CAPITAL VARIABLE duly organized and validly existing under the laws of Mexico.

     "Payment Date" shall mean the last day of the Interest Period selected for each Note.

     "Permitted Liens" shall mean those liens, security interests and encumbrances expressly permitted by Section 7.1.

     "Person" shall mean any individual, corporation, partnership, limited liability company, trust, incorporated or unincorporated organization, joint venture, joint stock company, or a government (whether foreign, federal, state, country, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof) or any agency or political subdivision thereof or other entity of any kind.

     "Pesos" shall mean Mexican pesos, the lawful currency of Mexico.

     "Pesos Subfacility" shall mean Advances requested to be made by CBM in Pesos, in an aggregate amount not to exceed the Pesos Subfacility Maximum as may be reduced pursuant to Section 2.19.

     "Pesos Subfacility Maximum" shall mean up to the Equivalent Amount of US $7,000,000, in Pesos as may be reduced pursuant to Section 2.19.

     "Premises" shall have the meaning set forth in Section 5.15 and shall include the Real Estate.

     "Process Agent" shall mean CT Corporation System or its successors or assigns, or any other person or entity acting on behalf of the Company and Mexican Guarantor as agent for the service of process in respect of any lawsuits or proceedings initiated in the United States of America in connection with the Loan Documents.

     "Real Estate" shall mean the real estate described in the Mortgage.

     "Replacement Guarantor" shall mean any Subsidiary created by Operating Company or US Guarantor to be the primary importer and/or distributor in Mexico of poultry product exported by US Guarantor to Mexico.

     "Request for Loan" shall mean a Request for Loan issued by Company under this Agreement in the form annexed to this Agreement as Exhibit "D".

     "Reserve Requirements" shall mean the stated maximum rate (expressed as a decimal) of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) that is specified at any time during such Interest Period by the Board of Governors of the Federal Reserve System (or any successor agency thereto) for determining the maximum reserve requirements with respect to eurodollar funding (currently referred to as "eurocurrency liabilities") in Regulation D of such Board maintained by a member bank of such System; all as conclusively determined by Bank, absent manifest error.

     "Revolving Loan" or "Revolving Loans" shall mean the revolving credit loans to be advanced and readvanced to the Borrower pursuant to Section 2.1 hereof.

     "Revolving  Loan   Commitment"   shall  mean  Thirty  Million  Dollars
($30,000,000), as may be reduced pursuant to Section 2.19.

     "Revolving Maximum" shall mean, as of any date the lesser of the Revolving Loan Commitment or the Formula Amount, provided, however, that a portion of the Revolving Maximum may be designated by the Borrower in the Equivalent Amount of Pesos, not to exceed the Pesos Subfacility Maximum.

     "Revolving Maximum - Dollars" shall mean the Revolving Maximum less the Equivalent Amount of the aggregate Advances outstanding under the Pesos Subfacility.

     "Revolving Maximum - Pesos" shall mean the Revolving Maximum less the aggregate Advances under the Revolving Maximum - Dollars facility, but not to exceed the amount of the Pesos Subfacility Maximum.

     "Security Documents" shall mean the Mortgage and that certain Contrato de Prenda ("Pledge Agreement") to be executed by Operating Company in favor of the Bank in substantially the same form as set forth on the attached Exhibit F.

     "Subsidiary" of any Person shall mean any corporation, association, joint stock company or business trust of which more than fifty percent (50%) of the voting stock or other voting interest is owned either directly or indirectly by such Person and/or one or more of its Subsidiaries.

     "TIIE-based Loan" shall mean any portion of the Loan which bears interest at the TIIE-based Rate.

     "TIIE-based Rate" shall mean, with respect to any TIIE-based Loan outstanding under this Agreement bearing interest at the TIIE-based Rate for an applicable Interest Period, a per annum interest rate which is equal to the quotient achieved by dividing (i) the sum of the TIIE Margin plus the TIIE Rate, by (ii) the difference of 1.0 minus the rate of Mexican income tax withholding rate applicable to payments of interest receivable hereunder, expressed as a decimal number applicable to interest payments hereunder.

     "TIIE Lending Office" shall mean any CBM office located in Mexico

     "TIIE Margin" shall mean:

     (a) to the extent the outstanding principal balance of all Loans is $15,000,000 (or the Equivalent Amount in Pesos) or less, 1.25%; and

     (b) to the extent the outstanding principal balance of all Loans is greater than $15,000,000 (or the Equivalent Amount in Pesos), 1.5%.

     "TIIE Rate" shall mean, the average rate equivalent to the "Tasa de Inter<e'>s Interbancaria de Equilibrio" for 28 (twenty eight) day periods as published by Banco de Mexico in the Official Gazette. The Interest Rate shall be modified or updated pursuant to the TIIE Rate variations published by Banco de M<e'>xico.

     "Total Assets" shall mean, as of the date of any determination thereof, all assets of Company, determined on a consolidated basis in accordance with GAAP.

     "Total Liabilities" shall mean, as of the date of any determination thereof, all liabilities and other obligations of Company, determined on a consolidated basis in accordance with GAAP.

     "US Guarantor" means Pilgrim's Pride Corporation, a corporation duly organized under the laws of the State of Delaware.

     2.        REVOLVING CREDIT

          2.1  COMMITMENT.  Subject  to  the terms and conditions  of  this
     Agreement: (a) Comerica agrees to lend to Borrower from time to time from the date of this Agreement until the Maturity Date, Revolving Loans, with such Advances to be made in Dollars in the aggregate principal amount outstanding at any time not to exceed the Revolving Maximum - Dollars; and (b) CBM agrees to lend to Borrower from time to time from the date of this Agreement until the Maturity Date, Revolving Loans, with such Advances to be made in Pesos in the aggregate principal amount outstanding at any time not to exceed the Revolving Maximum - Pesos. At no time shall the aggregate Advances requested by Borrower and outstanding hereunder exceed the Revolving Maximum.

          2.2 NOTES (PAGAR<e'>S). Each Advance shall be evidenced by a separate Note (pAGAR<e'>), duly executed by Borrower in the principal amount of the Advance requested, bearing interest at the Applicable Interest Rate, indicating the Interest Period and signed POR AVAL by the Guarantors..

          2.3 REPAYMENT. Each Note, and all principal outstanding thereunder, shall bear interest at its Applicable Interest Rate. The principal amount of and the interest accrued under each Note made by Borrower pursuant to Section 2.2 above shall be repaid, converted or rolled over by the Borrower on the Payment Date indicated in the applicable Request for Loan, but in no event later than ninety (90) days after the date of advance for such Note. At the Maturity Date, the entire balance of all Notes then outstanding and all then accrued and unpaid interest thereon, shall be due and payable. The amount and date of each Loan, the Applicable Interest Rates, the Interest Periods and the amount and date of any repayment shall be noted on Bank's records, which records will be conclusive evidence thereof, absent manifest error; provided, however, any failure by Bank to record any such information shall not relieve Company of its obligations to repay the outstanding principal amount of the Loans, accrued interest thereon, and any other amounts payable by Company hereunder in accordance with the terms of this Agreement. All payments by Company to Bank under or pursuant to this Agreement or any of the other Loan Documents, whether principal, interest or otherwise, shall be made without setoff, deduction or counterclaim on the date specified for such payment, in immediately available funds, (i) if payment is due in Dollars, to Comerica at Comerica Tower at Detroit Center, 500 Woodward Avenue, Detroit, Michigan, account no. 1851-355014 and (ii) if payment is due in Pesos, to CBM, at account no. 7336-0201. Principal amounts repaid may be subsequently reborrowed provided no Advance may mature after the Maturity Date. Each payment by or on behalf of the Borrower hereunder shall, unless a specific determination is made by Bank with respect thereto, be applied (A) first, to any fees, costs, expenses and other amounts (other than principal and interest) due Bank; (B) second, to accrued and unpaid interest and fees due Bank; and (C) third, to principal due Bank.

          2.4 REQUESTS FOR LOANS. Borrower may request Advances under the Revolving Loans by delivery to Bank of a Request for Loan form executed by an authorized officer of Borrower and subject to the following:

     (A) EACH SUCH REQUEST FOR LOAN SHALL INDICATE THE CURRENCY TO WHICH IT RELATES AND SHALL SET FORTH ALL OTHER INFORMATION REQUIRED ON THE REQUEST FOR LOAN FORM;

     (B) EACH SUCH REQUEST FOR LOAN SHALL BE DELIVERED TO BANK BY 10:00 A.M. (DETROIT TIME) THREE (3) BUSINESS DAYS PRIOR TO THE PROPOSED DATE OF LOAN, EXCEPT IN THE CASE OF A TIIE-BASED LOAN, FOR WHICH THE REQUEST FOR LOAN MUST BE DELIVERED BY 10:00 A.M. (MEXICO CITY
          TIME) ON SUCH PROPOSED DATE;

     (C) THE PRINCIPAL AMOUNT OF SUCH ADVANCE, SHALL BE AT LEAST $500,000 (OR THE EQUIVALENT AMOUNT OF PESOS);

     (D) A REQUEST FOR LOAN, ONCE DELIVERED TO BANK, SHALL NOT BE REVOCABLE BY BORROWER;

     (E) EACH REQUEST FOR LOAN SHALL CONSTITUTE A CERTIFICATION BY THE BORROWER AS OF THE DATE THEREOF THAT ALL OF THE CONDITIONS SET FORTH IN SECTION 4.15 HEREOF ARE SATISFIED AS OF THE DATE OF SUCH REQUEST AND SHALL BE SATISFIED AS OF THE DATE SUCH ADVANCE IS REQUESTED; AND

     (F) THE PRINCIPAL AMOUNT REQUESTED, TOGETHER WITH THE PRINCIPAL AMOUNT OF ALL OTHER OUTSTANDING ADVANCES UNDER THE REVOLVING LOAN SHALL NOT EXCEED THE REVOLVING MAXIMUM AND IF THE REQUEST FOR LOAN IS FOR AN ADVANCE IN PESOS, THEN THE PRINCIPAL AMOUNT REQUESTED TOGETHER WITH THE PRINCIPAL AMOUNT OF ALL OTHER OUTSTANDING PESOS ADVANCES SHALL NOT EXCEED THE PESOS SUBFACILITY MAXIMUM.

          2.5 LIBOR-BASED RATE. Interest on each LIBOR-based Loan shall accrue at the LIBOR-based Rate, and shall be payable on the last day of the Interest Period applicable thereto. Interest accruing at the LIBOR-based Rate shall be computed on the basis of a 360 day year and shall be assessed for the actual number of days elapsed from the first day of the Interest Period applicable thereto to, but not including the last day thereof.

          2.6 FEDERAL FUNDS-BASED RATE. In the event that the Federal Funds-based Rate is required to be the Applicable Interest Rate pursuant to this Agreement, interest on the unpaid balance of the Loan from time to time outstanding shall accrue until paid at a per annum rate equal to the Federal Funds-based Rate, and shall be payable monthly on the first Business Day closest to the first day of each succeeding month and in such event Company shall execute and deliver to Bank a note (in the form attached hereto as Exhibit B; the "Federal Funds-based Rate Note") evidencing the Federal Funds-based Rate as the Applicable Interest Rate on or before 48 hours prior to the commencement of such period in which the Federal Funds-based Rate is the Applicable Interest Rate. Interest accruing at the Federal Funds-based Rate shall be computed on the basis of a 360 day year and shall be assessed for the actual number of days elapsed (including the first day, but not the last day that the Federal Funds-based Rate is applicable), and in such computation, effect shall be given to any change in the Federal Funds-based Rate on the date of each such change.

          2.7 TIIE-BASED RATE. Interest on each TIIE-based Loan shall accrue at the TIIE-based Rate, and shall be payable on the last day of the Interest Period applicable thereto. Interest accruing at the TIIE-based Rate shall be computed on the basis of a 360 day year and shall be assessed for the actual number of days elapsed from the first day of the Interest Period applicable thereto to, but not including the last day thereof.

          2.8 CETES-BASED RATE. Interest on the unpaid balance of each CETES-based Loan from time to time outstanding shall accrue until paid at a per annum rate equal to the CETES-based Rate, and shall be payable monthly on the first Business Day closest to the first day of each succeeding month and in such event Company shall execute and deliver to Bank a note (in the form attached hereto as Exhibit C; the "CETES-based Rate Note") evidencing the CETES-based Rate as the
     Applicable  Interest  Rate  on  or  before  48  hours   prior  to  the
     commencement of such period in which the CETES-based Rate is the Applicable Interest Rate. Interest accruing at the CETES-based Rate shall be computed on the basis of a 360 day year and shall be assessed for the actual number of days elapsed (including the first day, but not the last day that the CETES-based Rate is applicable), and in such computation, effect shall be given to any change in the CETES-based Rate on the date of each such change.

          2.9 INTEREST PAYMENTS UPON REFUNDINGS. Notwithstanding anything to the contrary set forth in this Agreement, all accrued and unpaid interest on any Loan which is refunded pursuant to Section 2.11 hereof shall be due and payable in full on the date such Loan is refunded, together with any amounts payable under Section 3.1 hereof if a refunding of a TIIE-based Loan occurs on any day other than the last day of the Interest Period applicable thereto.

          2.10 DEFAULT INTEREST. Notwithstanding anything to the contrary set forth herein, in the event that and so long as there exists any default in payment hereunder (including, without limitation, failure to pay indebtedness under the Loan on any accelerated date for payment thereof), (a) interest shall be payable on the principal amount of all LIBOR-based Loans from time to time outstanding at a per annum rate equal to the Applicable Interest Rate for each such Loan plus two percent (2%) per annum, (b) at all other times when the Federal Funds-based Rate is in effect, interest shall be payable at a per annum rate equal to the Federal Funds-based Rate plus two percent (2%), (c) at all other times when the TIIE-based Rate is in effect, interest shall be payable at a per annum rate equal to the TIIE-based Rate plus two percent (2%), and (d) at all other times when the CETES-based Rate is in effect, interest shall be payable at a per annum rate equal to the CETES-based Rate plus two percent (2%). Any interest accruing under this Section 2.10 shall be payable upon demand.

          2.11 REFUNDINGS. Subject to the payment of any break-funding reimbursements/prepayment premiums set forth in Section 3.1, as to any outstanding LIBOR-based Loan or TIIE-based Loan, Borrower may convert any LIBOR-based Loan to a TIIE-based Loan (provided there is availability under Pesos Subfacility) or convert any TIIE-based Loan to a LIBOR-based Loan or continue a LIBOR-based Loan or TIIE-based Loan, by making a written request therefore to the Comerica or CBM, as the case may be, by facsimile, specifying (a) the principal amount that is to bear interest at the LIBOR Rate or TIIE-based Rate and
     (b) the Interest Period selected by Borrower during which the LIBOR Rate or TIIE-based Rate, as the case may be, is to be applied. Any conversion requested by Borrower must be in an amount not less than $500,000 or the Equivalent Amount of Pesos. Following the expiration of the Interest Period for any LIBOR-based Loan or TIIE-based Loan, as the case may be, interest shall automatically accrue (x) if such Loan is a LIBOR-based Loan, at the Federal Funds Rate unless Borrower requests and receives another LIBOR-based Loan as provided in this
     Section 2.11 or (y) if such Loan is a TIIE-based Loan, at the CETES Rate unless Borrower requests and receives another TIIE-based Loan as provided in this Section 2.11.

          2.12 PREPAYMENTS. Company may prepay (without premium or penalty but subject to Article 3) all or part of the outstanding balance of the Loan at any time during any period when it bears interest at the Federal Funds-based Rate or the CETES-based Rate. Upon two (2) Business Days prior written notice to Bank, Company may prepay all or part of any LIBOR-based Loan or any TIIE-based Loan, provided that:
     (a) the amount of any such partial prepayment shall be at least $500,000 (or the Equivalent Amount of Pesos) or the outstanding balance of such Loan, whichever is less; and (b) if such prepayment occurs on other than the last day of the Interest Period therefore, Company shall pay accrued interest on the amount prepaid and such other amounts as are required pursuant to Section 3.1 hereof, together with such prepayment.

          2.13 PAYMENTS ON NON-BUSINESS DAY. Subject to the definition of "Interest Period" in this Agreement, in the event that any payment of principal, interest, fees or any other amounts payable by Company under this Agreement is due on any day which is not a Business Day, such due date shall be extended to the next succeeding Business Day, and, to the extent applicable, interest shall continue to accrue and be payable for any such extension.

          2.14 REVIEW DATE. Without commitment by either party, Bank and Borrower agree to review the Agreement prior to the Maturity Date and consider an extension of the Maturity Date, subject to Bank's satisfaction, with the financial performance and economic situation of Borrower.

          2.15 UPFRONT FEE. Borrower shall pay CBM  on  the Effective Date:
     (i) an up-front fee equal to US $150,000.00, calculated by applying 0.5% to US $30,000,000.00; and (ii) US $22,500.00 representing the
     VAT on such fee. CBM agrees to promptly deliver to Borrower an original official invoice with respect to such payment in accordance with applicable laws.

          2.16 COMMITMENT FEE. Unless this Agreement is sooner terminated (in which case the Commitment Fee shall be prorated and payable upon such termination), following the first anniversary of this Agreement, Borrower shall pay Bank a commitment fee calculated by multiplying 0.250% by the average monthly unutilized amount of US $30,000,000.00 measured from the first anniversary date from the execution of this Agreement to the second anniversary date from the execution of this Agreement and each anniversary date thereof until the Maturity Date.

          2.17 RECEIPT OF PAYMENTS. Any payments hereunder received by Bank after: (i) 2:00 p.m. Detroit time for payments in Dollars, and (ii) 2:00 p.m. Mexico City time for payments in Pesos, shall be deemed received by Bank on the next Business Day.

          2.18 USE OF LOAN PROCEEDS. Borrower shall use the principal amount of the Loan for its and its Subsidiaries' working capital needs and the general corporate needs of the Affiliates.

          2.19 REDUCTIONS OF REVOLVING LOAN COMMITMENT.  Upon at least five
     (5) days' prior written notice (or telephonic notice promptly confirmed in writing) from the Borrower to the Bank, the Borrower shall have the right, without premium or penalty, to reduce the Revolving Loan Commitment in part or to terminate the Revolving Loan Commitment in whole, provided that (i) any partial termination pursuant to this Section 2.19 shall be in an amount of at least $1,000,000 (or the Equivalent Amount of Pesos) and integral multiples of $500,000 (or the Equivalent Amount of Pesos), and (ii) no such reduction shall be permitted which would reduce the Revolving Loan Commitment to an amount less than the aggregate outstanding principal amount of the Revolving Loans. If the Revolving Loan Commitment is reduced to amount less than the Pesos Subfacility Maximum, the Pesos Subfacility Maximum shall automatically be deemed reduced to an amount equal to the Revolving Loan Commitment.

     3.   SPECIAL PROVISIONS, CHANGES IN CIRCUMSTANCES AND YIELD PROTECTION

          3.1 BREAK-FUNDING REIMBURSEMENTS/PREPAYMENT PREMIUMS. If Company makes any payment of principal with respect to any LIBOR-based Loan or any TIIE-based Loan on any day other than the last day of the Interest Period applicable thereto (whether voluntarily, by acceleration, or otherwise), or if Company fails to borrow any LIBOR-based Loan or TIIE-based Loan after notice has been given by Company to Bank in accordance with the terms of this Agreement requesting such Loan, Company shall reimburse Bank, within thirty (30) days of Bank's demand, for any resulting loss, cost or expense incurred by Bank as a result thereof, including, without limitation, any such loss, cost or expense incurred in obtaining, liquidating, employing or redeploying deposits from third parties (but excluding any loss of anticipated margin over Bank's cost of funds). Such amount payable by Company to Bank may include, without limitation, an amount equal to the excess, if any, of (a) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed or refunded, for the period from the date of such prepayment or of such failure to borrow or refund, through the last day of the relevant Interest Period, at the Applicable Interest Rate for said Loan provided under this Agreement, over (b) the amount of interest (as reasonably determined by Bank) which would have accrued to Bank on such amount by placing such amount on deposit for a comparable period with leading banks in the relevant interbank market. Calculation of any amounts payable to Bank under this Section 3.1 shall be made as though Bank shall have actually funded or committed to fund the relevant LIBOR-based Loan or TIIE-based Loan through the purchase of an underlying deposit in an amount equal to the amount of such Loan and having a maturity comparable to the relevant Interest Period; provided, however, that Bank may fund any LIBOR-based Loan or TIIE-based Loan in any manner it deems fit and the foregoing assumptions shall be utilized only for the purpose of the calculation of amounts payable under this Section. Upon the written request of Company, Bank shall deliver to Company a certificate setting forth the basis in reasonable detail for determining such losses, costs and expenses, which certificate shall be conclusively presumed correct, absent manifest error.

          3.2 ILLEGALITY. If, after the date hereof, the introduction of, or any change in, any applicable law, rule or regulation or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by Bank (or its LIBOR Lending Office or TIIE Lending Office) with any request or directive (whether or not having the force of law) of any such authority, shall make it unlawful or impossible for Bank (or its LIBOR Lending Office or TIIE Lending Office) to honor its obligations hereunder to make or maintain any LIBOR-based Loan or TIIE-based Loan under this Agreement, Bank shall forthwith give notice thereof to Company. Thereafter, until Bank notifies Company that the circumstance giving rise to such suspension no longer exists (a) the obligation of Bank to make LIBOR-based Loans or TIIE-based Loans and the right of Company to request LIBOR-based Loans or TIIE-based Loans and to convert a Loan or refund a Loan as a LIBOR-based Loan or TIIE-based Loan shall be suspended, and thereafter, the Federal Funds-based Rate shall be the Applicable Interest Rate, and (b) if Bank may not lawfully continue to maintain a LIBOR-based Loan or a TIIE-based Loan to the end of the then current Interest Period applicable thereto, the Federal Funds-based Rate shall be the Applicable Interest Rate for the remainder of such Interest Period for such LIBOR-based Loan and the CETES-based Rate for such TIIE-based Loan as applicable. To the extent that doing so will not be, in Bank's sole judgment, disadvantageous to Bank, if doing so will eliminate the need to suspend LIBOR-based Loan CETES-based Loan availability pursuant to this Section 3.2 Bank will designate a different LIBOR Lending Office or TIIE Lending Office for the Loans hereunder.

          3.3 INCREASED COSTS. If the adoption after the date hereof, or any change after the date hereof in, any applicable law, rule or regulation of any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Bank (or its LIBOR Lending Office or TIIE Lending Office) with any request or directive (whether or not having the force of law) made by any such authority, central bank or comparable agency after the date hereof:

     (A) SHALL SUBJECT BANK (OR ITS LIBOR LENDING OFFICE OR TIIE LENDING OFFICE) TO ANY TAX, DUTY OR OTHER CHARGE WITH RESPECT TO ANY LOAN, THE NOTES, OR ANY OF THE INDEBTEDNESS UNDER THIS AGREEMENT, OR SHALL CHANGE THE BASIS OF TAXATION OF PAYMENTS TO BANK (OR ITS LIBOR LENDING OFFICE OR TIIE LENDING OFFICE) OF THE PRINCIPAL OF OR INTEREST ON ANY LOAN, THE NOTES, OR ANY OF THE INDEBTEDNESS UNDER THIS AGREEMENT, OR ANY OTHER AMOUNTS DUE UNDER THIS AGREEMENT IN RESPECT THEREOF (EXCEPT FOR CHANGES IN THE RATE OF TAX ON THE OVERALL NET INCOME OF BANK OR ITS LIBOR LENDING OFFICE OR TIIE LENDING OFFICE IMPOSED BY THE JURISDICTION IN WHICH BANK'S PRINCIPAL EXECUTIVE OFFICE OR LIBOR LENDING OFFICE OR TIIE LENDING OFFICE IS LOCATED); OR

     (B) SHALL IMPOSE, MODIFY OR DEEM APPLICABLE ANY RESERVE (INCLUDING, (TO THE EXTENT NOT PROVIDED ELSEWHERE IN THIS AGREEMENT) WITHOUT LIMITATION, ANY IMPOSED BY THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM), SPECIAL DEPOSIT OR SIMILAR REQUIREMENT AGAINST ASSETS OF, DEPOSITS WITH OR FOR THE ACCOUNT OF, OR CREDIT EXTENDED BY BANK (OR ITS LIBOR LENDING OFFICE) OR SHALL IMPOSE ON BANK (OR ITS LIBOR LENDING OFFICE) OR THE FOREIGN EXCHANGE AND INTERBANK MARKETS ANY OTHER CONDITION AFFECTING ANY LOAN, THE NOTES, OR ANY INDEBTEDNESS UNDER THIS AGREEMENT;

and the result of any of the foregoing is to increase the cost to Bank of maintaining any part of the indebtedness hereunder or to reduce the amount of any sum received or receivable by Bank under this Agreement, the Notes, or any of the indebtedness hereunder, by an amount reasonably deemed by Bank to be material, then Company shall pay to Bank, within thirty (30) days of Company's receipt of written notice from Bank demanding such compensation, such additional amount or amounts as will reasonably compensate Bank for such increased cost or reduction. Bank will promptly notify Company of any event of which it has knowledge which will entitle Bank to compensation pursuant to this Section 3.3. A certificate of Bank setting forth the basis in reasonable detail for determining such additional amount or amounts necessary to compensate Bank shall be conclusively presumed to be correct, absent manifest error.

          3.4 CAPITAL ADEQUACY. In the event that after the Effective Date, any applicable law, treaty, rule or regulation (whether domestic or foreign) now or hereafter in effect and whether or not presently applicable to Bank, or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by Bank with any guideline, request or directive of any such authority (whether or not having the force of law), including any risk-based capital guidelines, affects or would affect the amount of capital required or expected to be maintained by the Bank (or any corporation controlling the Bank), and the Bank determines that the amount of such capital is increased by or based upon the existence of any obligations of the Bank hereunder or the making or maintaining any Loans, and such increase has the effect of reducing the rate of return on Bank's (or such controlling corporation's) capital as a consequence of such obligations or the making or maintaining such Loans to a level below that which the Bank (or such controlling corporation) could have achieved but for such circumstances (taking into consideration its policies with respect to capital adequacy), then Company shall pay to Bank, within thirty (30) days of Company's receipt of written notice from Bank demanding such compensation, additional amounts sufficient to compensate the Bank (or such controlling corporation) for any increase in the amount of capital and reduced rate of return which Bank reasonably determines to be allocable to the existence of any obligations of Bank hereunder or to the making or maintaining any Loans hereunder or otherwise in respect of any of the indebtedness hereunder. A certificate of Bank setting forth the basis in reasonable detail for determining such additional amounts necessary to compensate Bank shall be conclusively presumed correct, absent manifest error. Notwithstanding the foregoing, Company shall not be required to compensate Bank pursuant to this Section for any period prior to the ninetieth (90th) day preceding the date of Bank's demand for such compensation.

          3.5 TAXES. Notwithstanding anything to the contrary contained herein, all payments to be made by Company under this Agreement and the Notes shall be made without set-off or counterclaim, as aforesaid, and without deduction for or on account of any present or future withholding or other taxes of any nature imposed by any governmental authority of Mexico or of any political subdivision thereof or any federation or organization of which such governmental authority may at the time of payment be a member, unless Company is compelled by law to make payment subject to such tax. In such event, Company shall:

     (A) PAY TO THE BANK SUCH ADDITIONAL AMOUNTS AS MAY BE NECESSARY TO ENSURE THAT THE BANK RECEIVES A NET AMOUNT IN DOLLARS OR PESOS, AS THE CASE MAY BE, EQUAL TO THE FULL AMOUNT WHICH WOULD HAVE BEEN RECEIVABLE HAD PAYMENT NOT BEEN MADE SUBJECT TO SUCH TAX; AND

     (B) REMIT SUCH TAX TO THE RELEVANT TAXING AUTHORITIES ACCORDING TO APPLICABLE LAW, AND SEND TO BANK WITHIN FORTY FIVE (45) DAYS FOLLOWING THE DATE IN WHICH SUCH TAX IS DUE AND PAYABLE SUCH
          CERTIFICATES OR CERTIFIED RECEIPTS AS BANK SHALL REASONABLE REQUIRE AS PROOF OF THE PAYMENT BY THE COMPANY OF ANY SUCH TAXES; PROVIDED, THAT BANK SHALL PROMPTLY REIMBURSE TO BORROWER AN AMOUNT IN DOLLARS EQUAL TO THE AMOUNT, IF ANY, OF ANY SUCH TAX CREDITS ACTUALLY USED BY BANK TO OFFSET ITS TAX LIABILITIES IN THE UNITED STATES OF AMERICA ON ITS FOREIGN SOURCE INCOME, IN ACCORDANCE WITH UNITED STATES OF AMERICA TAX REGULATIONS. IN CONNECTION THEREWITH, BANK SHALL ENDEAVOR TO OBTAIN FROM THE TAX AUTHORITIES OF THE UNITED STATES OF AMERICA A TAX CREDIT ON ANY MEXICAN INCOME TAX WITHHELD FROM INTEREST PAYMENTS RECEIVED BY BANK HEREUNDER AND THE NOTES.

      THE PROVISIONS OF THIS SECTION SHALL SURVIVE TERMINATION HEREOF.

As used herein, the terms "tax", "taxes" and "taxation" include all existing taxes, levies, imposts, duties, charges, fees, deductions and withholdings and any restrictions or conditions resulting in a charge together with interest thereon and fines and penalties with respect thereto which may be imposed by any governmental authority of Mexico or of any political subdivision thereof or any federation or organization of which such governmental authority may at the time of payment be a member by reason of any violation or default with respect to the law regarding such tax, assessed as a result of or in connection with the transactions in Dollars or Pesos, as the case may be, the payment or delivery of funds into or out of any jurisdiction other than the United States of America or to non-Mexican residents (whether assessed against Company or Bank). Notwithstanding the foregoing or anything contained herein or in any other Loan Document to the contrary, it is understood and agreed that the CETES-based Rate, the Federal Funds-based Rate, the LIBOR-based Rate and the
TIIE-based Rate expressly provides for the payment by Borrower of withholding for Mexican Income taxes applicable to interest payments to Bank hereunder and the Notes.

          3.6 CURRENCY INDEMNITY. The Bank will make all advances and disbursements in Dollars or Pesos, as the case may be, and Company is bound to repay the Loan in Dollars, if such advance was disbursed by the Company in Dollars and in Pesos if such advance was disbursed by the Company in Pesos, accordingly, the parties agree that:

     (A) IN THE EVENT OF A JUDGMENT OR ORDER BEING RENDERED BY ANY COURT OR TRIBUNAL HAVING JURISDICTION THEREOF, FOR THE PAYMENT OF ANY AMOUNTS OWED TO THE BANK UNDER A LIBOR-BASED LOAN, OR FOR THE PAYMENT OF DAMAGES RESULTING FROM ANY BREACH OF THIS LOAN OR OF THE LOAN DOCUMENTS AND IF SUCH JUDGMENT OR ORDER IS BEING EXPRESSED IN A CURRENCY OTHER THAN DOLLARS ("JUDGMENT CURRENCY"), THE COMPANY HEREBY AGREES TO INDEMNIFY AND HOLD HARMLESS THE BANK AGAINST ANY DEFICIENCY IN TERMS OF DOLLARS IN THE AMOUNT RECEIVED BY THE BANK ARISING OUT OR RESULTING FROM ANY VARIATION IN (I) THE RATE OF EXCHANGE AT WHICH DOLLARS ARE CONVERTED INTO THE JUDGMENT CURRENCY AND, (II) THE RATE OF EXCHANGE AT WHICH THE BANK IS ABLE TO PURCHASE DOLLARS WITH THE AMOUNT OF THE JUDGMENT CURRENCY ACTUALLY RECEIVED BY THE BANK ON THE BUSINESS DAY FOLLOWING SUCH RECEIPT.

     (B) THE ABOVE INDEMNITY SHALL CONSTITUTE A SEPARATE AND INDEPENDENT OBLIGATION OF THE COMPANY FROM ITS OTHER OBLIGATIONS ASSUMED
          HEREUNDER OR UNDER THE LOAN DOCUMENTS AND SHALL APPLY IRRESPECTIVE OF ANY INDULGENCE GRANTED BY THE BANK AND NO PROOF OR EVIDENCE OF ANY ACTUAL LOSS SHALL BE REQUIRED BY THE COMPANY. THE ABOVE INDEMNITY SHALL ALSO APPLY IN THE EVENT FOR ANY REASON THE COMPANY MAKES PAYMENT TO THE BANK IN A CURRENCY OTHER THAN DOLLARS, EXCEPT FOR PAYMENTS IN PESOS MADE UNDER A TIIE-BASED LOAN OR CETES-BASED LOAN.

     (C) THE TERM RATE OF EXCHANGE SHALL INCLUDE ANY PREMIUMS, COMMISSIONS AND COSTS OF EXCHANGE PAYABLE IN CONNECTION WITH THE PURCHASE OF, OR CONVERSION INTO DOLLARS.

          3.7 ALTERNATIVE INTEREST RATE. Notwithstanding anything to the contrary contained herein:

     (a) If Bank determines that by virtue of circumstances affecting the LIBOR market or in the event that such rate does not appear on Page BBAM of the Bloomberg Financial Markets Information Service (or otherwise on such Service) or if the Reserve Requirements are applicable to Bank or for any other reason set forth in this
          Section 3, adequate and reasonable means do not exist to determine or maintain the LIBOR Rate applicable to the Loan or such event has the effect of reducing the Bank's rate of return, Bank shall notify Borrower that the LIBOR-based Rate shall no longer be the Applicable Interest Rate and Federal Funds-based Rate shall be the Applicable Interest Rate. In such event, on or before 48 hours prior to the commencement of such period in which the Federal Funds-based Rate is the Applicable Interest Rate, Borrower shall execute and deliver to Bank the Federal Funds-based Rate Note. Thereafter, until it is reasonably determined by Bank and notified to Borrower that such circumstances no longer exist, the right of Borrower to request the applicability of a LIBOR-based Rate on the Loan shall be suspended and Borrower shall only be permitted to request the applicability of a Federal Funds-based Rate on the Loan.

     (b) Borrower hereby agrees that in the event Borrower does not accept the Federal Funds-based Rate or fails to execute and deliver the Federal Funds-based Rate Note in accordance with this Section, then Bank shall be released from its obligation to maintain the Loan. In such an event Borrower shall pay without any penalty, precisely on the next succeeding date in which the payment of interest is due, the principal amount of Loan, together with interest accrued to the date of such payment, in accordance with the Notes. Borrower hereby also agrees that in the event of such payment all of Bank's obligations hereunder shall terminate immediately without any liability for Bank. Bank hereby also agrees that in the event of payment in full of all Borrower's obligations hereunder, Borrower's obligations shall terminate immediately without any liability for Borrower.

     (c) If Bank determines that by virtue of circumstances affecting the TIIE market or in the event that such rate is not published in the Official Gazette or if the Reserve Requirements are applicable to Bank or for any other reason set forth in this
          Section 3, adequate and reasonable means do not exist to determine or maintain the TIIE Rate applicable to the Loan or such event has the effect of reducing the Bank's rate of return, Bank shall notify Borrower that the TIIE-based Rate shall no longer be the Applicable Interest Rate and CETES-based Rate shall be the Applicable Interest Rate. In such event, on or before 48 hours prior to the commencement of such period in which the CETES-based Rate is the Applicable Interest Rate, Borrower shall execute and deliver to Bank the CETES-based Rate Note. Thereafter, until it is reasonably determined by Bank and notified to Borrower that such circumstances no longer exist, the right of Borrower to request the applicability of a TIIE-based Rate on the Loan shall be suspended and Borrower shall only be permitted to request the applicability of a CETES-based Rate on the Loan.

(a)Borrower hereby agrees that in the event Borrower does not accept the CETES-based Rate or fails to execute and deliver the CETES-based Rate Note in accordance with this Section, then Bank shall be released from its obligation to maintain the Loan. In such an event Borrower shall pay without any penalty, precisely on the next succeeding date in which the payment of interest is due, the principal amount of Loan, together with interest accrued to the date of such payment, in accordance with the Notes. Borrower hereby also agrees that in the event of such payment all of Bank's obligations hereunder shall terminate immediately without any liability for Bank. Bank hereby also agrees that in the event of payment in full of all Borrower's obligations hereunder, Borrower's obligations shall terminate immediately without any liability for Borrower.

     1.        CONDITIONS

     A. The obligation of Bank to enter into this Agreement is subject to the following conditions precedent:

          1.1 EXECUTION OF THIS AGREEMENT. Company and the Credit Parties, as applicable, shall have executed and delivered to Bank, or caused to have been executed and delivered to the Bank, this Agreement, the Guaranty (FIANZA SOLIDARIA), and all other applicable Loan Documents (except the Security Documents), (including all schedules, exhibits, certificates, opinions, financial statements and other documents to be delivered pursuant hereto), and such Loan Documents (when executed and delivered to Bank) shall be in full force and effect and binding and enforceable obligations of Company and any other Credit Parties who may be parties thereto, except to the extent limited by applicable bankruptcy, insolvency or other insolvency laws.

          1.2  COMPANY  AUTHORITY  DOCUMENTS.   Bank  shall  have  received
     certified copies of Company's charter and estatutos sociales and powers of attorney in form acceptable to Bank.

          1.3 GUARANTOR'S AUTHORITY DOCUMENTS. Bank shall have received certified copies of each Mexican Guarantor's estatutos sociales and powers of attorney in form acceptable to Bank. With respect to the US Guarantor, Bank shall have received a certificate of good standing from the Secretary of State for the State of Delaware and such other documentation as Bank may reasonably request to confirm that the Guaranty executed by the US Guarantor has been duly authorized, executed and delivered.

          1.4 CERTIFICATES. Bank shall have received a Certificate of Secretary and an Officer's Certificate from each of the Company and Guarantors (other than the US Guarantor) in the form set forth in
     Schedule 4.4(A), attached hereto.

          1.5 REPRESENTATIONS AND WARRANTIES. The representations and warranties made by Company, and any other Person who is a party to any of the Loan Documents, under this Agreement or any of the Loan Documents, and the representations and warranties of any of the foregoing made to Bank which are contained in any certificate, document or financial or other statement furnished at any time hereunder or thereunder or in connection herewith or therewith, shall have been true and correct in all material respects when made.

          1.6 COMPLIANCE WITH CERTAIN DOCUMENTS AND AGREEMENTS. Company and any other Person who is a party to any of the Loan Documents shall have each performed and complied in all material respects with all agreements and conditions contained in the Loan Documents applicable to it which have been (or will be) delivered pursuant to the terms hereunder and are then in effect.

          1.7 OPINION OF COUNSEL. Company shall have furnished Bank opinions of counsel to Company and the Guarantors, dated the date hereof, and covering such matters as required by Bank in substantially the form attached hereto as Schedule 4.7, provided, however, that all opinions with respect to the Notes and Security Documents shall be condition to the funding of the initial Loan under Article 4 B below.

          1.8 NO MATERIAL ADVERSE EFFECT; NO DEFAULT. No Default or Event of Default shall have occurred and be continuing and there shall have been no Material Adverse Effect with respect to the condition (financial or otherwise), properties, business, results or operations of the Credit Parties since the date of the financial statements of Company and/or Guarantors mentioned in Section 5.17 hereof.

          1.9 PROCESS AGENT APPOINTMENT. The Company has furnished to the Bank evidence that the Process Agent has been duly appointed, and that the Process Agent has accepted such designation.

          1.10 SPECIAL POWER OF ATTORNEY. The Company and the Mexican Guarantors have granted an irrevocable special power of attorney under Mexican law in favor of the Process Agent.

          1.11 LIEN SEARCHES. Bank shall have received such evidence satisfactory to Bank indicating that upon the filing and/or recording of the Security Documents, Bank's shall have a first priority, perfected lien and/or security interest in the Collateral.

          1.12 COMPLIANCE WITH INDENTURE. Bank shall have received an opinion of counsel to the US Guarantor and a certificate from an officer of the US Guarantor, in form and substance satisfactory to Bank, indicating that this Agreement does not violate the terms of the Indenture.

          1.13 OTHER DOCUMENTS AND INSTRUMENTS. Bank shall have received such other instruments and documents (not inconsistent with the terms hereof) as Bank may reasonably request in connection with the making of the Loans hereunder, and all such instruments and documents shall be reasonably satisfactory in form and substance to the Bank.

          1.14 POWER OF ATTORNEY. The Board of Directors of Company shall have granted a special power of attorney authorizing and identifying those individuals of Company authorized to sign the Loan Documents.

          B. THE OBLIGATIONS OF BANK TO MAKE THE INITIAL LOAN UNDER THIS AGREEMENT SHALL BE SUBJECT TO THE FOLLOWING CONDITIONS PRECEDENT:

          1.15 EXECUTION OF NOTES AND SECURITY DOCUMENTS. Company and the Credit Parties, as applicable, shall have executed and delivered to Bank, or caused to have been executed and delivered to the Bank the Note or Notes (PAGAR<e'>S) as may be necessary to evidence the Loans and the Security Documents and all other applicable Loan Documents, (including all schedules, exhibits, certificates, opinions, financial statements and other documents to be delivered pursuant hereto), not executed and delivered under Article 4 A. above, the receipt by Bank of evidence that the Security Documents shall have been filed for registration with the applicable governmental authorities, and such Loan Documents (when executed and delivered to Bank) shall be in full force and effect and binding and enforceable obligations of Company and any other Credit Parties who may be parties thereto, except to the extent limited by applicable bankruptcy, insolvency or other insolvency laws. Additionally, the Mortgages (i) shall have been duly granted by the applicable Guarantors; (ii) shall have been filed for registration with the relevant Public Registry of Property; (iii) all registration and notary public fees have been paid; and (iv) and shall constitute a first priority line in favor of the Bank.

          1.16  CERTIFICATES.   Bank   shall  have  received  an  Officer's
     Certificate from each of the Company and Guarantors (other than the US Guarantor) in the forms set forth in Schedule 4.4(B) attached hereto.

          1.17 COMPLIANCE WITH CERTAIN DOCUMENTS AND AGREEMENTS. Company and any other Person who is a party to any of the Loan Documents shall have each performed and complied in all material respects with all agreements and conditions contained in the Loan Documents applicable to it which have been delivered pursuant to the terms hereunder and are then in effect.

          1.18 OPINION OF COUNSEL. Company shall have furnished Bank opinions of counsel to Company and the Guarantors, dated the date hereof, with respect to the execution, delivery and enforceability of the Notes and Security Documents in substantially the form attached hereto as Schedule 4.7.

          C. THE OBLIGATIONS OF BANK TO MAKE A LOAN UNDER THIS AGREEMENT (INCLUDING THE INITIAL LOAN) SHALL BE SUBJECT TO THE FOLLOWING CONDITIONS PRECEDENT:

          1.19 NO EVENT OF DEFAULT. As of the date of such Loan, no default or Event of Default shall have occurred and be continuing and there shall have been no Material Adverse Effect with respect to the condition (financial or otherwise), properties, business, results or operations of the Credit Parties, taken as a whole, since the last date of the financial statements of Company and/or Guarantors delivered to Bank in accordance with Section 6.1 hereof.

          1.20 REPRESENTATIONS AND WARRANTIES. As of the date of such Loan, the representations and warranties made by Company, and any other Credit Party under this Agreement or any of the Loan Documents, and the representations and warranties of any of the foregoing made to Bank which are contained in any certificate, document or financial or other statement furnished at any time hereunder or thereunder or in connection herewith or therewith, shall have been true and correct in all material respects when made.



     2.        REPRESENTATIONS AND WARRANTIES

     Company, and to the extent applicable, each Guarantor, represents and warrants, and such representations and warranties shall be deemed to be continuing representations and warranties during the entire life of this Agreement, as follows:

          2.1 DUE INCORPORATION. The Borrower and the Mexican Guarantor, are corporations duly incorporated and validly existing under the laws of Mexico, the US Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of the United States, and such corporations are duly qualified to do business.

          2.2 CORPORATE AUTHORITY. Both the Borrower and the Guarantors have all requisite power and authority, corporate or otherwise, to conduct their business, to own their properties and to execute and deliver, and to perform all of their obligations under this Agreement and the Note(s).

          2.3 DUE EXECUTION. The execution, delivery and performance of this Agreement and the Note(s) have been duly authorized by all necessary corporate and/or shareholder action of both the Borrower and the Guarantors in the case of this Agreement, and the respective Guarantors in the case of the Guaranty(s), and do not and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Borrower or the Guarantors or the estatutos sociales, charter or by-laws of the Borrower or the Guarantors, (ii) result in a breach or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower or the Guarantors are a party or by which their properties may be bound or affected or (iii) result in, or require the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature upon or with respect to any of the properties now owned or hereafter acquired by the Borrower or the Guarantors, and the Borrower and the Guarantors are not in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination, indenture or agreement, lease or instrument; the result of which would render such Loan Document void or ineffective or result in a Material Adverse Effect.

          2.4 ENFORCEABILITY. This Agreement constitutes, and the Note(s) when executed and delivered by the Borrower and the respective Guarantors, as applicable, will constitute, the legal, valid and binding obligations of the Borrower and of the Guarantors, enforceable against the Borrower and against the Guarantors in accordance with their terms.

          2.5 PARI PASSU. The obligations of the Borrower, Avicola and Holding under this Agreement and the Note(s) will rank at least pari passu with all other present and future indebtedness of the Borrower, Avicola and Holding other than the obligations secured by Permitted Liens.

          2.6 LITIGATION. Except as disclosed on Schedule 5.6, there is no action, suit or proceeding pending against, or, to the knowledge of the Borrower and/or the Guarantors, threatened against or affecting the Borrower or the Guarantors before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could result in a Material Adverse Effect.

          2.7 TAXES. The Borrower and the Mexican Guarantors have filed all federal (or State of organization) income tax returns and all other material tax returns which are required to be filed and have paid all such taxes due pursuant to such returns or pursuant to any assessment received by the Borrower and by the Mexican Guarantors. The charges, accruals and reserves on the books of the Borrower and of the Mexican Guarantors in respect of taxes or other governmental charges are, in the opinion of the Borrower and of the Mexican Guarantors, adequate.

          2.8 COMPLIANCE WITH LAWS. The Borrower and the Mexican Guarantors have complied with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, environmental laws, social security laws, housing and pension provisions) and have made payment of all quotas or contributions required to be made thereunder, except where non-compliance thereof would not reasonably be expected to result in a Material Adverse Effect.

          2.9 TITLE TO PROPERTY. Each Credit Party has, good and valid title to all property and assets purported to be owned by it, including those assets identified on the financial statements most recently delivered to and accepted by Bank.

          2.10 ENCUMBRANCES. There are no security interests in, liens, mortgages, or other encumbrances on and no financing statements on file with respect to, any of the Collateral other than the Permitted Liens.

          2.11 NON-CONTRAVENTION. The execution, delivery and performance of this Agreement and the Loan Documents and any other documents and instruments required under or in connection with this Agreement by Company or the Guarantors are not in contravention of the terms of any indenture, agreement or undertaking to which Company or the Guarantors, as the case may be, is a party or by which it is bound, the result of which would render such Loan Document void or ineffective or result in a Material Adverse Effect.

          2.12 CONSENTS, APPROVALS AND FILINGS ETC. Except as have been previously obtained, no authorization, consent, approval, license, qualification or formal exemption from, nor any filing, declaration or registration with, any court, environmental agency or regulatory authority or other governmental body or any securities exchange and no material authorization, consent or approval from any other person is required in connection with the execution, delivery and performance of any Loan Documents by Company or the Guarantors, except for the registration of the Security Documents which must be recorded therein in accordance with applicable laws. All such authorizations, consents, approvals, licenses, qualifications, exemptions, filings, declarations and registrations which have previously been obtained or made, as the case may be, are in full force and effect and are not the subject of any attack, or to the knowledge of Company, any threatened attack (in any material respect), by appeal or direct proceeding or otherwise.

          2.13 CONTRACTS, AGREEMENTS AND LEASES. Neither Company nor any of its Subsidiaries (if any) is in default in complying with any provision of any material contract, agreement, indenture, lease or instrument to which it is a party or by which it is or those of its properties or assets the default of which would have a Material Adverse Effect, and, to the best of Company's knowledge, each such contract, commitment, undertaking, agreement, indenture and instrument is in full force and effect and is valid and legally binding.

          2.14 NO MARGIN STOCK. No Credit Party is engaged principally, or as one of its important activities, directly or indirectly, in the business of extending credit for the purpose of purchasing or carrying margin stock, and none of the proceeds of any of the Loans or other indebtedness hereunder will be used, directly or indirectly, to purchase or carry any margin stock or made available by a Credit Party in any manner to any other Person to enable or assist such Person in purchasing or carrying margin stock, or otherwise used or made available for any other purpose which might violate the provisions of Regulations G, T, U, or X of the Board of Governors of the Federal Reserve System.

          2.15 HAZARDOUS MATERIALS.

     (A) NO CREDIT PARTY HAS USED HAZARDOUS MATERIALS ON OR AFFECTING ANY REAL PROPERTY OWNED OR OPERATED BY BORROWER OR ANY MEXICAN GUARANTOR (COLLECTIVELY AND SINGULARLY THE "PREMISES") IN ANY MANNER WHICH VIOLATES ANY ENVIRONMENTAL LAWS, AND, TO THE BEST OF EACH CREDIT PARTY'S KNOWLEDGE, NO PRIOR OWNER OF THE PREMISES OR ANY CURRENT OR PRIOR OCCUPANT HAS USED HAZARDOUS MATERIALS ON OR AFFECTING THE PREMISES IN ANY MANNER WHICH VIOLATES ANY
          ENVIRONMENTAL LAWS, EXCEPT WHERE SUCH VIOLATION WOULD NOT REASONABLY BE EXPECTED TO RESULT IN A MATERIAL ADVERSE EFFECT. EACH CREDIT PARTY COVENANTS AND AGREES THAT NEITHER IT, NOR ANY OCCUPANT OF ANY OF THE PREMISES SHALL USE, INTRODUCE OR MAINTAIN HAZARDOUS MATERIALS ON THE PREMISES IN ANY MANNER, UNLESS, IN ALL MATERIAL RESPECTS, DONE IN STRICT COMPLIANCE WITH ALL ENVIRONMENTAL LAWS.

     (B) EACH CREDIT PARTY SHALL DEFEND, INDEMNIFY AND HOLD HARMLESS BANK, ITS EMPLOYEES, AGENTS, OFFICERS AND DIRECTORS, FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, PENALTIES, FINES, LIABILITIES, SETTLEMENTS, DAMAGES, COSTS AND EXPENSES OF WHATEVER KIND OR NATURE ARISING OUT OF OR RELATED TO (I) THE PRESENCE, DISPOSAL, RELEASE OR THREATENED RELEASE OF ANY HAZARDOUS MATERIALS ON, FROM OR AFFECTING THE PREMISES OR THE SOIL, WATER, VEGETATION, BUILDINGS, PERSONAL PROPERTY, PERSONS OR ANIMALS THEREON, (II) ANY PERSONAL INJURY (INCLUDING WRONGFUL DEATH) OR PROPERTY DAMAGE (REAL OR PERSONAL) ARISING OUT OF OR RELATED TO SUCH HAZARDOUS MATERIALS, (III) ANY LAWSUIT BROUGHT OR THREATENED, SETTLEMENT REACHED OR GOVERNMENTAL ORDER RELATING TO SUCH HAZARDOUS
          MATERIALS, (IV) THE COST OF REMOVAL OF ALL SUCH HAZARDOUS MATERIALS FROM ALL OR ANY PORTIONS OF THE PREMISES, (V) TAKING NECESSARY PRECAUTIONS TO PROTECT AGAINST THE RELEASE OF HAZARDOUS MATERIALS ON OR AFFECTING THE PREMISES, (VI) COMPLYING WITH ALL ENVIRONMENTAL LAWS, AND/OR (VII) ANY VIOLATION OF ENVIRONMENTAL LAWS OR REQUIREMENTS OF BANK, WHICH ARE BASED UPON OR IN ANY WAY RELATED TO SUCH HAZARDOUS MATERIALS, INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' AND CONSULTANTS' FEES (SAID ATTORNEYS AND CONSULTANTS TO BE SELECTED BY BANK), INVESTIGATION AND LABORATORY FEES, ENVIRONMENTAL STUDIES REQUIRED BY BANK (WHETHER PRIOR TO FORECLOSURE OR OTHERWISE), AND COURT COSTS AND LITIGATION EXPENSES. UPON REQUEST OF BANK, A CREDIT PARTY SHALL EXECUTE, A SEPARATE INDEMNITY COVERING THE SAME MATTERS SET FORTH HEREIN.

     (C) AS OF THE EFFECTIVE DATE, NO CREDIT PARTY HAS RECEIVED ANY NOTICE ("ENVIRONMENTAL COMPLAINT") OF ANY VIOLATIONS OF ENVIRONMENTAL LAWS (AND, WITHIN FIVE (5) DAYS OF RECEIPT OF ANY ENVIRONMENTAL COMPLAINT ARISING HEREAFTER, SUCH PARTY SHALL GIVE BANK A COPY THEREOF), AND TO THE BEST OF EACH CREDITOR PARTY'S KNOWLEDGE, THERE HAVE BEEN NO ACTIONS COMMENCED OR THREATENED BY ANY PARTY FOR NONCOMPLIANCE BY A CREDIT PARTY WITH ANY ENVIRONMENTAL LAWS.

     (D) THE PROVISIONS OF SECTION 5.15 (B) SHALL BE IN ADDITION TO ANY AND ALL OTHER OBLIGATIONS AND LIABILITIES A CREDIT PARTY MAY HAVE TO BANK AT COMMON LAW OR PURSUANT TO ANY OTHER AGREEMENT AND, NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, SHALL SURVIVE (I) THE REPAYMENT OF ALL SUMS DUE UNDER THE NOTE AND THE OTHER LOAN DOCUMENTS AND THE REPAYMENT OF ALL OTHER INDEBTEDNESS HEREUNDER, AND (II) THE SATISFACTION OF ALL OF THE OTHER OBLIGATIONS OF SUCH CREDIT PARTY HEREUNDER AND UNDER THE OTHER LOAN DOCUMENTS.

          2.16 LABOR DISPUTES AND CASUALTIES. LABOR MATTERS. As of the Effective Date, there are no strikes or other labor disputes against Borrower or any Mexican Guarantor that are pending or, to any Credit Party's knowledge, threatened. All payments due from Borrower or any Mexican Guarantor on account of employee health and welfare insurance have been and will continue to be paid or accrued as a liability on the books of such Credit Party. Except as set forth on Schedule 5.16, as of the Effective Date (a) there is no organizing activity involving Borrower or any Mexican Guarantor pending or, to any Credit Party's knowledge, threatened by any labor union or group of employees; (b) there are no representation proceedings pending or, to any Credit Party's knowledge, threatened with the National Labor Relations Board or any analogous organization in Mexico such as the JUNTA FEDERAL DE CONCILIACI<o'>N Y ARBITRAJE or the JUNTA LOCAL DE CONCILIACI<o'>N Y ARBITRAJE; and (c) no labor organization or group of employees of Borrower or any Mexican Guarantor has pending any demand for recognition, and each Credit Party shall give to Bank prompt written notice of any of the foregoing occurring after the Effective Date.

          2.17 ACCURACY OF INFORMATION. As of the Effective Date, the financial statements of the Credit Parties dated June 30, 2001, previously furnished to Bank by such Credit Parties, are complete and correct in all material respects and fairly present the financial condition of such Credit Party, and the results of its operations for the periods covered thereby; and since the date of said financial statements, there has been no Material Adverse Effect.

          2.18 SOLVENCY. Company and Guarantors are solvent, able to pay its debts as they mature, has capital sufficient to carry on its business and has assets the fair market value of which exceed its liabilities, and neither Company nor Guarantors will be rendered insolvent, under-capitalized or unable to pay debts generally as they become due by the execution or performance of this Agreement, or any of the other Loan Documents to which it is party.

     3.        AFFIRMATIVE COVENANTS

     Company, and to the extent applicable, each Guarantor, covenants and agrees that it will, and it will cause each of its Subsidiaries of Borrower and Mexican Guarantors (if any) to, so long as Bank is committed to make any Loans pursuant to this Agreement, and thereafter, so long as any indebtedness remains outstanding under or pursuant to this Agreement or the
Notes:

          3.1 REPORTING. Furnish to the Bank:

     (A) AS SOON AS POSSIBLE AND IN ANY EVENT WITHIN 10 (TEN) DAYS AFTER OBTAINING KNOWLEDGE OF THE OCCURRENCE OF EACH EVENT OF DEFAULT, OR EACH EVENT WHICH WITH THE GIVING OF NOTICE OR LAPSE OF TIME OR BOTH WOULD REASONABLY EXPECTED TO CONSTITUTE AN EVENT OF DEFAULT, WHICH IS CONTINUING ON THE DATE OF SUCH STATEMENT, THE STATEMENT OF AN AUTHORIZED OFFICER OF THE BORROWER OR THE GUARANTORS SETTING FORTH DETAILS OF SUCH EVENT OF DEFAULT OR EVENT WHICH WOULD CONSTITUTE AN EVENT OF DEFAULT, AND THE ACTION WHICH THE BORROWER OR THE GUARANTORS PROPOSE TO TAKE WITH RESPECT THERETO;

     (B) AS SOON AS AVAILABLE AND IN ANY EVENT WITHIN 60 (SIXTY) DAYS AFTER THE END OF EACH OF THE QUARTERS OF EACH FISCAL YEAR OF THE BORROWER AND OF THE GUARANTORS (EXCLUDING THE LAST FISCAL QUARTER OF BORROWER'S AND GUARANTOR'S FISCAL YEAR), A CONSOLIDATED BALANCE SHEET OF THE BORROWER AND THE GUARANTORS AS OF THE END OF SUCH QUARTER AND STATEMENTS OF INCOME AND RETAINED EARNINGS OF THE BORROWER AND OF THE GUARANTORS FOR THE PERIOD COMMENCING AT THE END OF THE PREVIOUS FISCAL YEAR AND ENDING WITH THE END OF SUCH QUARTER, (I) IN DOLLARS AND IN PESOS FOR THE BORROWER AND THE MEXICAN GUARANTORS, AND (II) IN DOLLARS FOR THE US GUARANTOR, ALL IN REASONABLE DETAIL AND DULY CERTIFIED (SUBJECT TO YEAR END AUDIT ADJUSTMENTS) BY AN OFFICER OF THE BORROWER OR OF THE GUARANTORS, AS THE CASE MAY BE, AS HAVING BEEN PREPARED IN ACCORDANCE WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN MEXICO OR IN THE UNITED STATES, AS THE CASE MAY BE, CONSISTENTLY APPLIED, AND TOGETHER WITH (X) A CERTIFICATE OF SAID OFFICER STATING THAT THE COVENANTS SET FORTH IN SECTIONS 6.7, 6.8, 6.9 AND 6.10 ARE BEING COMPLIED WITH, TOGETHER WITH A SHEET SETTING FORTH THE CALCULATIONS TO DETERMINE THE FOREGOING, AND (Y) A CERTIFICATE OF SAID OFFICER STATING THAT HE HAS NO KNOWLEDGE THAT AN EVENT OF DEFAULT, OR AN EVENT WHICH WITH THE GIVING OF NOTICE OR LAPSE OF TIME OR BOTH WOULD CONSTITUTE AN EVENT OF DEFAULT, HAS OCCURRED AND IS CONTINUING OR, IF AN EVENT OF DEFAULT OR SUCH EVENT HAS OCCURRED AND IS CONTINUING, A STATEMENT AS TO THE
          NATURE THEREOF AND THE ACTION WHICH THE BORROWER OR THE GUARANTORS PROPOSE TO TAKE WITH RESPECT THERETO. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, AS LONG AS THE US GUARANTOR FILES ITS "10-K" AND "10-Q" STATEMENTS WITH THE SECURITIES AND EXCHANGE COMMISSION, IT WILL NOT BE REQUIRED TO SUBMIT TO BANK THE STATEMENTS SET FORTH IN THIS SECTION OTHER THAN THE CERTIFICATES SET FORTH IN (X) AND (Y);

     (C) AS SOON AS AVAILABLE AND IN ANY EVENT WITHIN 135 (ONE HUNDRED THIRTY FIVE) DAYS AFTER THE END OF EACH FISCAL YEAR OF THE BORROWER AND OF THE GUARANTORS, A COPY OF THE AUDITED CONSOLIDATED BALANCE SHEETS AND STATEMENTS OF INCOME AND RETAINED EARNINGS FOR THE BORROWER AND FOR THE GUARANTORS (PROVIDED,
          HOWEVER, THAT BORROWER AND GUARANTORS SHALL USE REASONABLE EFFORTS TO DELIVER PRELIMINARY STATEMENTS WITHIN 120 DAYS AFTER THE END OF EACH SUCH FISCAL YEAR), (I) IN DOLLARS AND IN PESOS FOR THE BORROWER AND THE MEXICAN GUARANTOR, AND (II) IN DOLLARS FOR THE U.S. GUARANTOR IN EACH CASE CERTIFIED BY INDEPENDENT PUBLIC ACCOUNTANTS OF RECOGNIZED STANDING ACCEPTABLE TO THE BANK, TOGETHER WITH (X) A CERTIFICATE OF AN OFFICER OF THE BORROWER AND OF THE GUARANTORS, STATING THAT THE COVENANTS SET FORTH IN SECTIONS 6.7, 6.8, 6.9 AND 6.10 ARE BEING COMPLIED WITH, TOGETHER WITH A SHEET SETTING FORTH THE CALCULATIONS TO DETERMINE THE FOREGOING, AND (Y) A CERTIFICATE OF AN OFFICER OF THE BORROWER AND OF THE GUARANTORS STATING THAT HE HAS NO KNOWLEDGE THAT AN EVENT OF DEFAULT, OR AN EVENT WHICH WITH NOTICE OR LAPSE OF TIME OR BOTH WOULD CONSTITUTE AN EVENT OF DEFAULT, HAS OCCURRED AND IS CONTINUING, OR IF, IN THE OPINION OF SUCH OFFICER, AN EVENT OF DEFAULT OR SUCH AN EVENT HAS AND IS CONTINUING, A STATEMENT AS TO THE NATURE THEREOF AND THE ACTION WHICH THE BORROWER OR THE GUARANTORS PROPOSE TO TAKE WITH RESPECT THERETO. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, AS LONG AS THE US GUARANTOR FILES ITS "10-K" AND "10-Q" STATEMENTS WITH THE SECURITIES AND EXCHANGE COMMISSION, IT WILL NOT BE REQUIRED TO SUBMIT TO BANK THE STATEMENTS SET FORTH IN THIS SECTION OTHER THAN THE CERTIFICATES SET FORTH IN (X) AND (Y);

     (D) IMMEDIATELY AFTER THE COMMENCEMENT THEREOF, NOTICE IN WRITING OF ALL ACTIONS, SUITS AND PROCEEDINGS ADVERSELY PENDING IN ANY COURT OF COMPETENT JURISDICTION AGAINST BORROWER OR A MEXICAN GUARANTOR IN EXCESS OF US $5,000,000.00 (FIVE MILLION DOLLARS OF THE UNITED STATES OF AMERICA);

     (E) IN THE CASE OF THE OPERATING COMPANY, ON A MONTHLY BASIS WITHIN THE FIRST 15 (FIFTEEN) BUSINESS DAYS, A REPORT LISTING THE THIRD PARTY ACCOUNTS RECEIVABLE, ANY RESERVES FOR DOUBTFUL ACCOUNTS AND INVENTORY;

     (F)  INTENTIONALLY OMITTED;

     (G) IN THE CASE OF THE BORROWER AND AVICOLA, UPON SUBMISSION OF THE DOCUMENTATION MENTIONED IN PARAGRAPHS (B) AND (C) ABOVE, AND TO THE EXTENT APPLICABLE, SUBMIT TO THE BANK A CALCULATION OF THE FINANCIAL COVENANTS, AS WELL AS A COMPLIANCE CERTIFICATE STATING THE FULFILLMENT OF THE BORROWER TO ALL THE OBLIGATIONS STATED HEREIN; AND

     (H) SUCH OTHER INFORMATION RESPECTING THE BUSINESS, PROPERTIES OR THE CONDITIONS OF OPERATIONS, FINANCIAL OR OTHERWISE OF THE BORROWER AND THE GUARANTORS AS THE BANK MAY FROM TIME TO TIME REASONABLY REQUEST.

          3.2 TAXES. Duly pay and discharge all taxes, assessments and governmental charges or levies imposed upon the Borrower and the Guarantors or upon their income or profits, or upon any properties belonging to the them, by Mexico, the United States, or by any other jurisdiction, or any political subdivision thereof, prior to the date on which penalties are attached thereto, and all lawful claims which, if not paid, may become a lien or charge upon any properties of the Borrower or of the Guarantors, PROVIDED, HOWEVER, that the Borrower and the Guarantors shall not be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper legal proceedings.

          3.3 INSURANCE. Obtain prior to the initial Loan and thereafter, maintain insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower and the Mexican Guarantors operate and such other insurance as may be required by law, all of which Insurance shall be in such amounts, containing such terms, in such form, for such purposes, prepaid for such time period, and written by such companies as shall be reasonably satisfactory to the Bank. All such policies covering the Collateral shall contain a provision whereby they may not be canceled for non payment of premiums (unless substitute insurance in compliance with this Section 6.3 is obtain and provided on or before the date of such cancellation) except upon thirty (30) days' prior written notice to the Bank. The Operating Company will promptly deliver to the Bank, at the Bank's request, evidence satisfactory to the Bank that such insurance has been so procured and, with respect to casualty insurance, endorsed with a loss payable clause in favor of the Bank. If the Operating Company fails to maintain satisfactory insurance covering the Collateral as herein provided, the Bank shall have the option to do so, and the Borrower agrees to repay the Bank upon demand, with interest at the Federal Funds-based Rate then in effect for the Revolving Loan, all amounts so expended by the Bank. Upon an Event of Default or with respect to any loss in excess of US $2,500,000, the Operating Company appoints the Bank or any employee or agent of the Bank as the Operating Company's attorney-in-fact, which appointment is coupled with an interest and irrevocable, and authorizes the Bank or any employee or agent of the Bank, on behalf of the Operating Company, to adjust and compromise any loss under said insurance covering the Collateral (which adjustment or compromise shall only be made with the Operating Company's consent if an Event of Default has not occurred and is not continuing hereunder)and to endorse any check or draft payable to the Operating Company in connection with returned or unearned premiums on said insurance or the proceeds of said insurance, and any amount so collected shall be applied toward repair and/or replacement of the Collateral to which such casualty occurred or satisfaction of the indebtedness hereunder in accordance in accordance with the provisions governing such application in the Security Documents pursuant to which Bank's liens on such Collateral were granted.

          3.4 CORPORATE EXISTENCE. Preserve and maintain their corporate existence, rights, franchises and privileges in Mexico or the United States, as the case may be; except (i) when said rights, franchises and privileges shall be terminated by operation of law or order of authority; (ii) or the termination of such rights, franchises and privileges would not reasonably be expected to result in a Material Adverse Effect .

          3.5 MAINTENANCE OF PROPERTIES. Maintain and preserve all of their properties necessary or useful in the proper conduct of their business in good working order and condition, ordinary wear and tear excepted, provided, however, that no Credit Party will be prevented by this covenant from discontinuing those operations or disposing of or suspending the maintenance of those properties which, in the reasonable judgment of such Credit Party, is no longer necessary or useful in the conduct of such Credit Party's business or would not result in a Material Adverse Effect.

          3.6 COMPLIANCE WITH LAWS. Comply with all applicable laws and regulations of any governmental entity and the terms of any indenture, contract or other instrument to which the Borrower or the Guarantors may be a party or under which their respective properties may be bound or affected, if non-compliance would reasonably be expected to have a Material Adverse Effect, except where contested in good faith and by proper proceedings.

          3.7 CURRENT RATIO. In the case of the Operating Company, maintain, in accordance with its consolidated balance sheet, a minimum Current Ratio of 1.25 to 1.0 for the interim quarterly and annual audited financial statements, during the term hereof. In the case of Avicola, maintain, in accordance with its consolidated balance sheet, a minimum Current Ratio of 1.25 to 1.0 for the interim quarterly and annual audited financial statements, during the term hereof.

          3.8 INDEBTEDNESS RATIO. In the case of the Operating Company, maintain, in accordance with its consolidated balance sheet, a maximum Indebtedness Ratio of 0.50 to 1.0 for interim quarterly financial statements and annual audited financial statements during the term hereof. In the case of Avicola, maintain, in accordance with its consolidated balance sheet, a maximum Indebtedness Ratio ratio of 0.50 to 1.0 for interim quarterly financial statements and annual audited financial statements during the term hereof.

          3.9 INTEREST COVERAGE RATIO. In the case of the Operating Company, maintain, in accordance with its consolidated quarterly and annual financial statements, a minimum Interest Coverage Ratio of 2.25 to 1.0. In the case of Avicola, maintain, in accordance with its consolidated quarterly and annual quarterly and annual financial statements, a minimum Interest Coverage Ratio of 2.25 to 1.0.

          3.10 MINIMUM NET WORTH. In the case of the Operating Company, maintain, in accordance with its consolidated financial statements on an interim quarterly and annual basis, a minimum Net Worth of the sum of US $100,000,000.00 (One Hundred Million Dollars) plus that amount of Funded Debt of Operating Company in excess of the indebtedness hereunder. In the case of Avicola, maintain, in accordance with its consolidated financial statements on an interim quarterly and annual basis, a minimum Net Worth of the sum of US $125,000,000.00 (One Hundred Twenty Five Million Dollars) plus that amount of Funded Debt of Operating Company in excess of the indebtedness hereunder.

          3.11 SUBORDINATED CLAIMS. To the extent not prohibited by the Indenture, if there is an Event of Default by Borrower or the Mexican Guarantor that exists hereunder, then any claims that the US Guarantor may have against them will be subordinated to the Loan.

          3.12 INDENTURE. Subject to Section 7.11, notwithstanding anything in this Agreement to the contrary, provided there is not an Event of Default, or event which with the giving of notice or the lapse of time or both, would constitute an Event of Default hereunder, nothing contained herein shall be deemed to prohibit, encumber, restrict or prevent Borrower or Mexican Guarantors or any of their respective Subsidiaries from making any payments, loans, advances, dividends, distributions or transfers to US Guarantor or any Subsidiary of US Guarantor (each, a "Restricted Payment").

          3.13 Intentionally omitted.

          3.14 KEEPING OF BOOKS. Keep proper books of record and account in which full and correct entries shall be made of all of its financial transactions and its assets and businesses so as to permit the presentation of financial statements prepared in accordance with GAAP; and permit Bank, or its representatives, at reasonable times and intervals, to visit all of its offices, discuss its financial matters with its officers, employees, directors and independent certified public accountants, and by this provision, Company authorizes such officers, employees, directors and accountants to discuss the finances and affairs of Company and examine any of its books and other
     corporate  records,   subject   only   to   reasonable   security  and
     confidentiality procedures and provided that such requests and visitations shall be related to and limited to matters relevant to this Agreement and the transactions contemplated hereunder and shall be during normal business hours and shall not unreasonably interfere with or interrupt operations of the Company or the Guarantors.

          3.15 INDEMNIFICATION. Indemnify and save Bank harmless from all losses, costs, damages, liabilities and expenses, including, without limitation, reasonable attorneys' fees, incurred by Bank by reason of any Default or Event of Default hereunder, or its enforcing the obligations of Company or any other Credit Party under this Agreement or the Loan Documents; provided that no Credit Party shall have an obligation to indemnify Bank hereunder to the extent the foregoing results from the Bank's gross negligence or willful misconduct.

          3.16 GOVERNMENTAL AND OTHER APPROVALS. Apply for, obtain and/or maintain in effect, as applicable, all authorizations, consents, approvals, licenses, qualifications, exemptions, filings, declarations and registrations (whether with any court, governmental agency, regulatory authority, securities exchange or otherwise) which are necessary in connection with the execution, delivery and performance by each Credit Party, of this Agreement, the Loan Documents, or any other documents or instruments to be executed and/or delivered by such Credit Party in connection therewith or herewith and all of the obligations performed or contemplated to be performed, and material transactions consummated or to be consummated thereunder.

          3.17 PAYMENT OF OBLIGATIONS. Borrower will pay and discharge or cause to be paid and discharged all obligations to Bank under this Agreement or any of the Loan Documents in a timely manner.

          3.18 Intentionally omitted.

          3.19 YEARLY AUDIT/APPRAISAL. Operating Company shall cooperate with Bank in a yearly audit of the Inventory (the average annual cost of which shall not exceed $3,000) and appraisal of the Fixed Assets, the cost of which shall be borne by Borrower.

     4.        NEGATIVE COVENANTS

     Borrower and Guarantors covenant and agree that, so long as Bank is committed to make any Loans, and thereafter, so long as any indebtedness remains outstanding under or pursuant to this Agreement or the Notes, it will not and it will not permit any of its Subsidiaries of Borrower or Mexican Guarantors (if any) to, without Bank's prior consent:

          4.1 ENCUMBRANCES. In the case of the Operating Company, create, incur, assume or suffer to exist any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature to any third party, upon or with respect to the Collateral other than:

     (A)  LIENS IN FAVOR OF THE BANK;

          (B) LIENS EXISTING ON THE DATE OF THIS AGREEMENT AND DISCLOSED ON SCHEDULE 7.1;

          (C) ANY LIEN ON ANY PROPERTY (BUT EXCLUDING THE COLLATERAL) SECURING INDEBTEDNESS INCURRED OR ASSUMED FOR THE PURPOSE OF FINANCING ALL OR ANY PART OF THE ACQUISITION COST OF SUCH PROPERTY OR SECURING ANY CAPITAL LEASE OBLIGATIONS, PROVIDED THAT such lien does not extend to any other property and secures Indebtedness and Capital Lease Obligations;

          (d) (i) liens for taxes not yet due, or (ii) liens for taxes, which are being contested in good faith by appropriate proceedings;

          (e) statutory liens of landlords and liens of carriers, warehousemen, mechanics, materialmen, worker's, repairman's, miner's, agister's, attorney's and other liens imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings;

          (f) liens under workers' compensation, unemployment insurance, social security or similar legislation, or to secure payments of premiums for insurance purchased in the ordinary course of business, or to secure the performance of tenders, statutory obligations, surety and appearance bonds and bids, bonds for release of an attachment, stay of execution or injunction, leases, government contracts, performance and return-of-money bonds and other similar obligations, all of which are incurred in the ordinary course of business and not in connection with the borrowing of money);

          (g) any attachment or judgment lien, the time for appeal or petition for rehearing of which shall not have expired or in respect of which a Credit Party or any of its Subsidiaries is protected in all material respects by insurance, provided that the execution or other enforcement of such liens is effectively stayed and the claims secured thereby are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained in accordance with GAAP consistently applied; and

          (h) easements, rights-of-way, restrictions, encroachments, covenants, servitudes, zoning and similar encumbrances which, in the aggregate, do not materially interfere with the occupation, use and enjoyment by a Credit Party or any Subsidiary of the property or assets encumbered thereby in the normal course of its business or materially impair the value of the property subject thereto.

          4.2 ADDITIONAL INDEBTEDNESS. In the case of the Borrower or the Mexican Guarantor, incur additional indebtedness made available on the basis of the Collateral (other than to Bank or Indebtedness secured by Permitted Liens).

          4.3 MERGER & CONSOLIDATION. In the case of Borrower or the Mexican Guarantors, (i) merge or consolidate with another corporation, unless Borrower or the Mexican Guarantors, as the case may be, is the surviving entity and PROVIDED, HOWEVER, that the Borrower or Guarantors are not in default of any of their obligations hereunder or under the Note(s); or (ii) assign or transfer its assets into trust.

          4.4 SALE OF ASSETS. Sell, assign, lease, transfer or in any other manner dispose of (whether in one transaction or in a series of transactions) all or substantially all of their assets (whether now owned or hereafter acquired).

          4.5 CHANGE OF BUSINESS. (i) Engage in any material respects in any business activity or operations other than operations or activities (a) in the poultry industry, (b) processing, packaging, distribution and wholesales of poultry products, or (c) which are not substantially different from or are related to its present business activities or operations; or (ii) Operating Company fails to be the primary importer or distributor in Mexico of poultry product exported by US Guarantor to Mexico; provided that US Guarantor, Mexican Guarantors or Operating Company may create a Subsidiary for the purpose of the distribution and sale of such product to third parties without the consent of the Bank so long as such Subsidiary executes and delivers to Bank (i) a guaranty of the obligations under this Agreement in substantially the same form as the Guaranty and (ii) a security agreement granting a security interest in the Accounts of such Subsidiary, which security interest shall secure the obligations under this Agreement.

          4.6 CHANGE IN OWNERSHIP. Change the participation of the current shareholders of the Borrower or the Mexican Guarantors in a manner that the Guarantors (other than the Operating Company) cease to maintain, directly or indirectly, a majority interest in the capital stock of the Borrower, unless the Bank has given the Borrower and Guarantors, prior written approval of such changes which will not be unreasonably withheld.

          4.7 LIENS. In the case of the Borrower and the Mexican Guarantors, carry out any arrangements to finance the Collateral (other than Indebtedness securing Permitted Liens), and will not create any security interest granted herein to any party (other than Permitted Liens).

          4.8 GUARANTY. In the case of the Borrower and the Mexican Guarantors, to the extent not prohibited by the Indenture, that it and its Affiliates will not guarantee, endorse or become secondarily liable for the debt of the US Guarantor, other than guarantees of the Indebtedness of US Guarantor under the Indenture.

          4.9 CAPITAL STRUCTURE, BUSINESS OBJECTS OR PURPOSE. In the case of the Borrower and the Mexican Guarantors, purchase, acquire or redeem any of its capital stock, or enter into any reorganization or recapitalization or reclassify its capital stock, or (and also with respect to the US Guarantor) make any material change in its general business objects or purpose unless (i) required due to changes in GAAP procedures; or (ii) such changes do not cause a Material Adverse Effect.

          4.10 ENCUMBRANCES - CONTRACTS, NOTES. With respect to Borrower, create, incur, assume or suffer to exist any mortgage, pledge, encumbrance, security interest, lien or charge upon any of its contracts, notes or other evidence of indebtedness owing to it, whether now owned or hereafter acquired, or create, suffer or permit to exist any lien, security interest in, or encumbrance thereon other than the Permitted Liens.

          4.11 RESTRICTED PAYMENTS. So long as Bank is committed to make a Loan, and thereafter, so long as any indebtedness remains outstanding under or pursuant to this Agreement or the Notes, Borrower and Mexican Guarantors will not and will not permit any of their respective Subsidiaries (if any) to, without Bank's prior consent declare or pay or make any Restricted Payments (other than to Borrower or a Mexican Guarantor) while any Event of Default, or event which with the giving of notice or the passage of time, or both, would constitute an Event of Default under this Agreement has occurred and is continuing or would occur as a result of the making of such Restricted Payment; provided that nothing contained in this Agreement shall be deemed to restrict, prohibit or prevent the payment or reimbursement (at prices reflecting arms-length transactions) by Borrower or a Mexican Guarantor to US Guarantor or its Subsidiaries in respect of: (x) the sale of inventory, including without limitation, grain and hatching eggs, sold in the ordinary course of business, (y) trade payables, overhead, operating expenses and similar expenses incurred on behalf of Borrower or a Mexican Guarantor by US Guarantor or its Subsidiaries, and (z) sale of goods and equipment upon terms that are no less favorable to Borrower or such Mexican Subsidiary than those that could be obtained in a comparable transaction with an unrelated Person.

     5.        EVENTS OF DEFAULT

          5.1 If any of the following events shall occur and be continuing (each an "Event of Default"), the Bank may declare all of its obligations hereunder to be terminated, whereupon the commitment of the Bank hereunder shall forthwith terminate and the Bank may declare the entire unpaid principal amount of the Loan, together with all interest and fees accrued and unpaid thereon and all other amounts payable hereunder to be forthwith due and payable, whereupon the Loan, all such accrued interest, fees and all such amounts shall become and be forthwith due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower and the Guarantors:

     (A) THE BORROWER SHALL FAIL TO PAY THE ADVANCES WITHIN 5 DAYS FROM WHEN DUE, OR SHALL FAIL TO PAY ANY INTEREST ON THE ADVANCES WITHIN 5 DAYS FROM WHEN DUE; OR

     (B) ANY REPRESENTATION OR WARRANTY MADE BY THE BORROWER OR BY THE GUARANTORS IN THIS AGREEMENT OR IN ANY CERTIFICATE, AGREEMENT, INSTRUMENT OR STATEMENT CONTEMPLATED HEREBY OR THEREBY SHALL PROVE TO HAVE BEEN INCORRECT WHEN MADE IN ANY MATERIAL RESPECT; OR

     (C) THE BORROWER OR THE GUARANTORS SHALL FAIL TO PERFORM OR OBSERVE ANY OTHER TERM, COVENANT OR AGREEMENT CONTAINED IN THIS AGREEMENT AND SUCH FAILURE CONTINUES FOR A PERIOD OF 15 DAYS AFTER THE BORROWER'S OR GUARANTOR'S LEARNING OF SUCH FAILURE TO COMPLY; OR

     (D) THE FAILURE OF BORROWER OR GUARANTOR TO PAY WHEN DUE, OR FAILURE TO PERFORM OR OBSERVE ANY OTHER OBLIGATION OR CONDITION WITH RESPECT TO ANY OF THE FOLLOWING OBLIGATIONS TO ANY PERSON, BEYOND ANY PERIOD OF GRACE UNDER THE INSTRUMENT CREATING SUCH
          OBLIGATION: (I) ANY INDEBTEDNESS FOR BORROWED MONEY OR FOR THE DEFERRED PURCHASE PRICE OF PROPERTY OR SERVICES, (II) ANY OBLIGATIONS UNDER LEASES WHICH HAVE OR SHOULD HAVE BEEN
          CHARACTERIZED AS CAPITAL LEASES, OR (III) ANY CONTINGENT LIABILITIES, SUCH AS GUARANTIES AND LETTERS OF CREDIT, FOR THE OBLIGATIONS OF OTHERS RELATING TO INDEBTEDNESS FOR BORROWED MONEY OR FOR THE DEFERRED PURCHASE PRICE OF PROPERTY OR SERVICES OR RELATING TO OBLIGATIONS UNDER LEASES WHICH HAVE OR SHOULD HAVE BEEN CHARACTERIZED AS CAPITAL LEASES; PROVIDED THAT NO SUCH FAILURE WILL BE DEEMED TO BE AN EVENT OF DEFAULT HEREUNDER UNLESS THE AMOUNT OWING UNDER THE OBLIGATION WITH RESPECT TO WHICH SUCH FAILURES HAVE OCCURRED AND ARE CONTINUING IS AT LEAST (X) $5,000,000.00 WITH RESPECT TO BORROWER AND MEXICAN GUARANTORS, OR
          (Y) $10,000,000 WITH RESPECT TO US GUARANTOR; OR

     (E) THE OPERATING COMPANY OR AVICOLA, AS THE CASE MAY BE, FAILS TO MAINTAIN ANY OF THE RATIOS AND/OR FINANCIAL COVENANTS SET FORTH IN SECTION 6.7, 6.8, 6.9 OR 6.10 AND SUCH FAILURE CONTINUES FOR A PERIOD OF 7 DAYS AFTER SUCH PARTIES' LEARNING OF SUCH FAILURE TO COMPLY; OR

     (F) THE PARTICIPATION OF THE CURRENT SHAREHOLDERS OF THE BORROWER OR THE MEXICAN GUARANTORS, ARE MODIFIED IN ANY WAY WHATSOEVER RESULTING, IN THE GUARANTORS (OTHER THAN THE OPERATING COMPANY) CEASING TO MAINTAIN, DIRECTLY OR INDIRECTLY, A MAJORITY INTEREST IN THE CAPITAL STOCK OF THE BORROWER, WITHOUT THE PRIOR WRITTEN CONSENT OF THE BANK GIVEN TO THE BORROWER AND THE MEXICAN GUARANTOR WHICH WILL NOT BE UNREASONABLY WITHHELD; OR

     (G) THIS AGREEMENT OR THE NOTE(S) SHALL AT ANY TIME FOR ANY REASON CEASE TO BE IN FULL FORCE AND EFFECT OR SHALL BE DECLARED TO BE NULL AND VOID OR THE VALIDITY OR ENFORCEABILITY THEREOF SHALL BE CONTESTED BY THE BORROWER OR THE GUARANTORS OR THE GOVERNMENT OF MEXICO, OR ANY POLITICAL SUBDIVISION OR AGENCY THEREOF, OR THE BORROWER OR THE GUARANTORS SHALL DENY THAT IT IS ANY FURTHER LIABILITY OR OBLIGATION HEREUNDER; OR

     (H) AFTER THE FILING AND RECORDING THEREOF, IF THE MORTGAGE OR THE SECURITY DOCUMENTS CEASE TO CONSTITUTE A VALID FIRST PRIORITY LIEN IN FAVOR OF THE BANK; OR

     (I) IF A CREDITORS' COMMITTEE, INTERVENTOR, VISITADOR, CONCILIADOR OR A S<i'>NDICO SHALL HAVE BEEN APPOINTED FOR THE BUSINESS OF COMPANY OR A GUARANTOR; OR IF COMPANY OR A GUARANTOR SHALL HAVE MADE A GENERAL ASSIGNMENT FOR THE BENEFIT OF CREDITORS OR SHALL HAVE BEEN ADJUDICATED BANKRUPT, OR SHALL HAVE FILED A VOLUNTARY PETITION IN CONCURSO MERCANTIL OR BANKRUPTCY OR FOR REORGANIZATION OR TO EFFECT A PLAN OR ARRANGEMENT WITH CREDITORS OR SHALL FAIL TO PAY ITS DEBTS GENERALLY AS SUCH DEBTS BECOME DUE IN THE ORDINARY COURSE OF BUSINESS (EXCEPT AS CONTESTED IN GOOD FAITH AND FOR WHICH ADEQUATE RESERVES ARE MADE IN SUCH PARTY'S FINANCIAL STATEMENTS); OR SHALL FILE AN ANSWER TO A CREDITOR'S PETITION OR OTHER PETITION FILED AGAINST IT, ADMITTING THE MATERIAL ALLEGATIONS THEREOF FOR AN ADJUDICATION IN BANKRUPTCY, CONCURSO MERCANTIL OR FOR REORGANIZATION; OR SHALL HAVE APPLIED FOR OR PERMITTED THE APPOINTMENT OF A RECEIVER, INTEVENTOR, VISITADOR, CONCILIADOR, S<i'>NDICO, TRUSTEE OR CUSTODIAN FOR ANY OF ITS PROPERTY OR ASSETS; OR SUCH CREDITORS COMMITTEE, RECEIVER, S<i'>NDICO, TRUSTEE OR CUSTODIAN SHALL HAVE BEEN APPOINTED FOR ANY OF ITS PROPERTY OR ASSETS (OTHERWISE THAN UPON APPLICATION OR CONSENT OF COMPANY OR A GUARANTOR), AND SUCH RECEIVER, INTERVENTOR, VISITADOR, CONCILIADOR, TRUSTEE, S<i'>NDICO OR CUSTODIAN SO APPOINTED SHALL NOT HAVE BEEN DISCHARGED WITHIN SIXTY (60) DAYS AFTER THE DATE OF SUCH APPOINTMENT, OR IF AN ORDER FOR RELIEF OR OTHERWISE APPROVING ANY PETITION FOR REORGANIZATION OF COMPANY OR THE RELEVANT GUARANTOR, SHALL BE ENTERED AND SHALL NOT BE DISMISSED OR STAYED WITHIN SIXTY (60) DAYS FROM THE DATE OF ENTRY; OR

     (J) THE RENDERING OF ONE OR MORE JUDGMENTS OR DECREES AGAINST A CREDIT PARTY FOR THE PAYMENT OF MONEY OR THE ATTACHMENT OR FILING OF ANY LIEN OR CHARGE AGAINST A CREDIT PARTY OR ANY OF ITS PROPERTY IN EXCESS OF $5,000,000 WITH RESPECT TO BORROWER OR MEXICAN GUARANTORS OR $10,000,000 WITH RESPECT TO US GUARANTOR, THAT IS NOT COVERED BY INSURANCE AND SUCH JUDGMENT(S), DECREE(S), LIEN(S) OR CHARGE(S) SHALL REMAIN UNPAID, UNVACATED, UNBONDED OR UNSTAYED BY APPEAL OR OTHERWISE OR NOT DISCHARGED OR RELEASED FOR A PERIOD OF SIXTY (60) CONSECUTIVE DAYS, AFTER DATE OF ENTRY, FILING OR ATTACHMENT; OR

     (K)  A BREACH BY A GUARANTOR UNDER ITS RESPECTIVE GUARANTY; OR

     (L) SHOULD THE OPERATING COMPANY FAIL TO BE THE PRIMARY IMPORTER OR DISTRIBUTOR IN MEXICO OF POULTRY PRODUCT EXPORTED BY US GUARANTOR TO MEXICO WITHOUT THE US GUARANTOR OR OPERATING COMPANY CREATING A SUBSIDIARY FOR THE PURPOSE OF THE DISTRIBUTION AND SALE OF SUCH PRODUCT TO THIRD PARTIES AND SUCH SUBSIDIARY EXECUTES AND DELIVERS TO BANK (I) A GUARANTY OF THE OBLIGATIONS UNDER THIS AGREEMENT IN SUBSTANTIALLY THE SAME FORM AS THE GUARANTY AND (II) A SECURITY AGREEMENT GRANTING A SECURITY INTEREST IN THE ACCOUNTS OF SUCH SUBSIDIARY, WHICH SECURITY INTEREST SHALL SECURE THE OBLIGATIONS UNDER THIS AGREEMENT; OR

     (M) SHOULD BORROWER FAIL TO EXECUTE AND DELIVER A FEDERAL FUNDS-BASED RATE NOTE OR A CETES-BASED NOTE, AS THE CASE MAY BE, IN
          ACCORDANCE  WITH  ARTICLE  3.7  WITHIN 5 DAYS AFTER THE DATE SUCH
          NOTE IS DELIVERED TO BORROWER IN EXECUTABLE FORM; OR

     (N) SHOULD THE LOANS OR GUARANTEES PROVIDED FOR HEREIN BE IN VIOLATION OF THE INDENTURE.

          5.2 REMEDIES. Upon the occurrence and during the continuation of any Event of Default, unless such Event of Default, Bank may give notice to Company declaring all outstanding indebtedness hereunder to be due and payable in full, whereupon all indebtedness hereunder shall immediately become due and payable without further notice or demand, as the case may be, and Bank's commitment to make further Loans or to extend additional credit to Company under this Agreement or otherwise and Bank may exercise any remedies it has under the Security Documents as provided for therein and/or under applicable law. Notwithstanding the foregoing, in the case of an Event of Default under Section 8.1(i) hereof, and notwithstanding the lack of any notice, demand or declaration by Bank, the entire unpaid indebtedness hereunder shall become automatically due and payable in full and any commitment by Bank to make Loans shall be automatically and immediately terminated, without any requirement of notice or demand by Bank upon Company, each of which are hereby expressly waived by Company. The right of Bank to terminate its commitment to make Loans and or to accelerate indebtedness shall expire with respect to any particular Event of Default of which Bank has been given actual notice, if such Event of Default is cured prior to Bank's exercise of such right to terminate and/or accelerate.

          5.3 SETOFF. During the continuance of any Event of Default hereunder, Bank may, in accordance with any applicable requirements of law, during any period when an uncured Event of Default is existing, setoff and apply against the indebtedness (whether or not then due), any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Bank to or for the credit or for the account of a Credit Party and any property at the time in possession or control of Bank, irrespective of whether or not Bank shall have made any demand hereunder and although such obligations may be contingent and unmatured. In the event any Bank exercises any such right of setoff, Bank shall use reasonable efforts to notify the corresponding Credit Party affected by such setoff in sufficient detail within five (5) Business Days as of the date such setoff has occurred.

          5.4 WAIVER OF DEFAULTS. No Default or Event of Default shall be waived by Bank except in a written instrument specifying the scope and terms of such waiver and signed by an authorized officer of Bank and shall be effective only for the specific time and purpose given. No single or partial exercise of any right, power or privilege hereunder, nor any delay in the exercise thereof, shall preclude other or further exercise of Bank's rights. No waiver of any Default or Event of Default shall extend to any other or further Default or Event of Default. No forbearance on the part of Bank in enforcing any of Bank's rights or remedies hereunder or any of the other Loan Documents shall constitute a waiver of any of its rights or remedies. Company expressly agrees that this Section 8.4 may not be waived or modified by Bank by course of performance, estoppel or otherwise.

     6.        MISCELLANEOUS

          6.1 ACCOUNTING PRINCIPLES. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, it shall be done in accordance with GAAP. Furthermore, all accounting terms not specifically defined in this Agreement shall be construed in accordance with GAAP.

          6.2 EXECUTIVE TITLE. This Agreement, jointly with the account statement certified by the duly authorized accountant of CBM, constitutes an execution title pursuant to article 68 of the Credit Institutions Law.

          6.3 RESTRICTIONS. Pursuant to article 294 of the General Law of Negotiable Instruments and Credit Transactions, the Bank shall maintain the right to restrict the disbursements term or the amount of the Loan or the disbursements and the amount of the Loan, by simple written communication to the Borrower, limiting or terminating the right to use non disbursed amounts.

          6.4 INTEREST. In the event the obligation of Company to pay interest on the principal balance of any Note is or becomes in excess of the maximum interest rate which Company is permitted by law to contract or agree to pay, giving due consideration to the execution date of this Agreement, then, in that event, the rate of interest applicable hereunder shall be deemed to be immediately reduced to such maximum rate and all previous payments in excess of the maximum rate shall be deemed to have been payments in reduction of principal and not of interest.

          6.5 BINDING EFFECT; ASSIGNMENT. This Agreement shall become effective when it shall have been executed by the Company and the Bank, and thereafter shall be binding upon and inure to the benefit of the Company and the Bank and their respective successors and assigns, except that the Company shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Bank, and that Bank shall not have the right to transfer, assign or convey, whether by participation or otherwise, its rights hereunder or any interest herein without the prior written consent of Company, unless (a) Bank complies with the provisions of Section 9.10 and (b) such transfer, assignment or conveyance is in favor of a financial institution which is subject to a Mexican Income tax withholding rate payable under the Loans equal to no more than the Mexican Income tax withholding rate payable by Bank as of the date of any such conveyance.

          6.6 GOVERNING LAW.

     (A) THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MICHIGAN, UNITES STATES OF AMERICA, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE; PROVIDED, HOWEVER that if any action or proceeding in connection with the Note is brought in the courts of Mexico, such Note shall be governed by the laws of Mexico;

     (b) Any suit, action or proceeding with respect to this Agreement or the Note or any judgement entered by any court in respect thereof may be brought in the courts of the State of Michigan in the United States and, in the case of suits, actions or proceedings with respect to the Note, in the Courts of Mexico City, Mexico. Each party hereby submits to the jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgement (and waives for such purpose any other preferential jurisdiction by reason of its present of future domicile or otherwise). Each party hereby irrevocably waive any objection which they may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement or the Note brought in any such court as being brought in an inconvenient forum. To the extent that a party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether from service or notice, attachment prior to judgement, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such party hereby irrevocably waives such immunity in respect of its obligations under this Agreement or the Notes.

          6.7 COSTS AND EXPENSES. Subject to Section 6.19, Company shall pay Bank, promptly, all reasonable and documented costs and expenses incurred by Bank in connection with this Agreement, the Loan Documents and the indebtedness, hereunder and the consummation and the closing of the loans and transactions contemplated hereby, including, by way of description and not limitation, reasonable attorneys' fees and advances, appraisal and accounting fees, title and lien search fees. All costs, including, without limitation, reasonable attorneys' fees and costs and expenses to any environmental consultants retained by Bank hereunder, incurred by Bank hereunder or in perfecting, revising, protecting or enforcing any of its rights against Company, or incurred by Bank in connection with any Default or Event of Default or the enforcement of the indebtedness hereunder, including by way of description and not limitation, (a) such charges in any court or bankruptcy proceedings or (b) arising out of any claim or action by any person against Bank which would not have been asserted were it not for Bank's lending relationship with Company hereunder or otherwise, shall also be promptly paid by Company to Bank. If not promptly paid, all of such costs, expenses and other sums payable by Company to Bank under this Section 9.7 shall bear interest at the highest per annum interest rate applicable to any of the Loans at such time.

          6.8 NOTICES. All notices and other communications provided for herein or in any document contemplated hereby, given hereunder or required by law to be given, shall be in writing (unless expressly provided to the contrary). Subject to Section 9.22, if personally delivered or delivered by facsimile transmission, such notices shall be effective when delivered or transmitted, and in the case of courier, such notices shall be effective four (4) Business Days after sending by international courier service, in each case addressed to the parties as set forth on the signature page of this Agreement, or to such other address as a party shall have designated to the other in writing in accordance with this Section. The giving of at least five
     (5) days' notice before Bank shall take any action described in any notice shall conclusively be deemed reasonable for all purposes; provided, that this shall not be deemed to require Bank to give five
     (5) days' notice or any notice if not specifically required in this Agreement. IF ANY LEGAL PROCEEDING ARISES OR IS INITIATED BY THE BANK IN THE UNITED STATES IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR THE GUARANTY (FIANZA), then all notices and other communications shall be delivered to the Process Agent.

          6.9 FURTHER ACTION. Each Credit Party, from time to time, upon written request of Bank, will promptly make, execute, acknowledge and deliver, or cause to be made, executed, acknowledged and delivered, all such further and additional instruments, and promptly take all such further action as may be reasonably required to carry out the intent and purpose of this Agreement.

          6.10 SUCCESSORS AND ASSIGNS; PARTICIPATIONS. This Agreement shall be binding upon and shall inure to the benefit of Company and Bank and their respective successors and assigns. The foregoing shall not authorize any assignment or transfer by Company of its rights or duties hereunder, and such assignments or transfers being expressly prohibited. Subject to the limitations set forth in Section 9.5, Bank may assign, whether by assignment, participation or otherwise, its rights and obligations hereunder, and is hereby authorized to disclose (subject to reasonable security and confidentiality procedures) to any such assignee or participant any financial or other information in its knowledge or possession regarding Company, or the indebtedness hereunder. Notwithstanding the foregoing (i) in connection with any participation granted by Bank, Bank shall remain primarily obligated to Company hereunder and Company shall be entitled to deal directly with Bank with respect to all matters related hereto, and (ii) with respect to any assignment by Bank, so long as no Event of Default has occurred and is existing at the time of such assignment Bank shall be required to obtain the prior written consent of Company and Guarantors to such assignment (which consent shall not be unreasonably withheld or delayed). In the event of any assignment made or participation granted by Bank under this Agreement, neither the Company nor the Guarantors shall be required to indemnify, or pay additional amounts to, any such assignee or participant in excess of the amount that would have been payable under this Agreement had no such assignment occurred or participation granted.

          6.11 INDULGENCE. No delay or failure of Bank in exercising any right, power or privilege hereunder or under any of the Loan Documents shall affect such right, power or privilege nor shall any single or partial exercise thereof preclude any further exercise thereof, nor the exercise of any other right, power or privilege. The rights of Bank hereunder are cumulative and are not exclusive of any rights or remedies of Bank.

          6.12 COUNTERPARTS. This Agreement may be executed in several counterparts, and each copy shall constitute an original instrument, but such counterparts shall together constitute but one and the same instrument.

          6.13 AMENDMENT AND WAIVER. No amendment or waiver of any provision of this Agreement or any Loan Document, nor consent to any departure by Company therefrom, shall in any event be effective unless the same shall be in writing and signed by Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          6.14 SEVERABILITY. In case any one or more of the obligations of Company or any party to this Agreement, the Note or any of the other Loan Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining obligations of Company or such other party shall not in any way be affected or impaired thereby, and such invalidity, illegality or unenforceability in one jurisdiction shall not affect the validity, legality or enforceability of the obligations of Company or such other party under this Agreement, the Notes or any of the other Loan Documents in any other jurisdiction.

          6.15 HEADINGS AND CONSTRUCTION OF TERMS. The headings of the various subdivisions hereof are for convenience of reference only and shall in no way modify or affect any of the terms or provisions hereof. Where the context herein requires, the singular number shall include the plural, and any gender shall include any other gender.

          6.16 CONSTRUCTION OF CERTAIN PROVISIONS. If any provision of this Agreement or any of the Loan Documents refers to any action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person, whether or not expressly specified in such provision.

          6.17 INDEPENDENCE OF COVENANTS. Each covenant hereunder shall be given independent effect so that if a particular action or condition is not permitted by any such covenant, the fact that it would be permitted by an exception to, or would be otherwise within the limitations of, another covenant shall not avoid the occurrence of any Default or Event of Default.

          6.18 RELIANCE ON AND SURVIVAL OF VARIOUS PROVISIONS. All terms, covenants, agreements, representations and warranties of Company or any other Person who is a party to any of the Loan Documents made herein or in any of the Loan Documents or in any certificate, report, financial statement or other document furnished by or on behalf of Company in connection with this Agreement or any of the Loan Documents shall be deemed to have been relied upon by the Bank, notwithstanding any investigation heretofore or hereafter made by Bank or on Bank's behalf.

          6.19 WAIVER OF JURY TRIAL. BANK, COMPANY AND EACH CREDIT PARTY, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY RELATED INSTRUMENT OR AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTION OF ANY OF THEM. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY THE BANK OR COMPANY EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL OF THEM.

          6.20 COMPLETE AGREEMENT; CONFLICTS. This Agreement, the other Loan Documents, any agreements certificates, or other documents given in connection with the Loans and any commitment letter previously issued by Bank with respect thereto contain the entire agreement of the parties thereto, and none of the parties shall be bound by anything not expressly in writing. In the event that and to the extent that any of the terms, conditions or provisions of any of the other Loan Documents are inconsistent with or in conflict with any of the terms, conditions or provisions of this Agreement, the applicable terms, conditions and provisions of this Agreement shall govern and control.

          6.21 CONFIDENTIALITY. Bank agrees that all non-public information made available by Credit Parties to it pursuant to this Agreement and the Loan Documents shall (except to the extent required by legal, regulatory authority or government process) be held in confidence by Bank except to the extent use and or disclosure is necessary in connection with the enforcement of the indebtedness hereunder.

          6.22 SERVICE OF PROCESS. The Borrower hereby irrevocably designates the Process Agent, having its registered domicile at 30600 Telegraph Road, Bingham Farms, Michigan 48025, as agent to receive, for and on behalf of the Borrower, service of process in the State of Michigan and absolutely and in connection therewith, irrevocably appoints the Process Agent as its true and lawful attorney-in-fact, coupled with an interest, in its name and stead to receive such process, as such appointment shall be evidenced by a duly notarized power-of-attorney, granted pursuant to Mexican law. Service upon the Borrower shall, for purposes of preserving the Bank's right to bring an action or proceeding or enforcing a judgment in connection with the Loan Documents in any court within Mexico, be deemed complete upon personal delivery of service to the Process Agent, otherwise and for all other purposes, service upon the Borrower will be deemed complete upon delivery of the summons and complaint in accordance with Section 9.6., provided such notices, if delivered in connection with a court procedure comply with Mexican procedural due process and public policy laws. The Borrower shall continue said appointment of Process Agent in full force and effect or appoint another agent so that the Borrower will at all times have an agent for service of process for the above purposes in Detroit, Michigan. The Borrower further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by any method described in Section 9.6, such service of process to be effective upon receipt of such registered mail (or as otherwise required under Mexican procedural due process and public policy laws). Nothing herein shall affect the right of the Borrower or the Bank to serve process in any other manner permitted by applicable law or to commence legal proceedings or otherwise proceed against Borrower in the State of Michigan of the United States of America, the Federal District of Mexico, or any other jurisdiction in which Borrower may be subject to suit. The Borrower shall pay to Process Agent such compensation as shall be required to be paid to Process Agent for its services hereunder. In the event of the transfer of all or substantially all of the assets and business of Process Agent to any other corporation, by consolidation, merger, sale of assets or otherwise, such other corporation shall be substituted hereunder for Process Agent with the same effect as if named herein in place of CT Corporation System, in which case such replacement in the appointment shall be evidenced by a duly notarized power-of-attorney, granted pursuant to Mexican law. Company shall be liable for the compliance of such obligation only as of the date CT Corporation System notifies the occurrence of such transfer to Company.

          6.23 INDEMNIFICATION - INTEREST RATE. If the interest rate set forth in any of the Notes is inconsistent with the interest rate as determined pursuant to the terms of this Agreement, then the terms of this Agreement with respect to the rate of interest payable by Borrower shall control. If, as a result of any assignment or participation by Bank, any Credit Party would be obligated to pay such participant, assignee or other acquiror of any Note a rate of interest higher than what any Credit Party would be obligated to pay under the terms of this Agreement, then Bank shall indemnify the Credit Parties against the costs and expenses incurred by the Credit Parties as a result of such higher interest rate.

     WITNESS THE DUE EXECUTION  HEREOF  AS  OF  THE DAY AND YEAR FIRST
     ABOVE WRITTEN.

COMERICA BANK                     GRUPO PILGRIM'S PRIDE FUNDING, S.
                                  de RL, de C.V.


By:                               By:

Its:________________________________ Its: Attorney-In-Fact


                                  By:

International Dept. - Latin Group Its: Attorney-In-Fact
500 Woodward Ave.                 Avenida 5 de Febrero No. 1408
Detroit, Michigan 48226-3330      Queretaro, Queretaro, Mexico
Facsimile:  __________________    Facsimile:  011 42 17 97 80
                                  Attn: Fernando Urresta

Comerica Bank  Mexico, S.A.


By:_______________________________

Its:_______________________________


_____________________________
_____________________________
_____________________________

                              ACKNOWLEDGEMENT

The undersigned are signatories to this Agreement in their capacity as Credit Parties and not as a Borrower. Each of the undersigned who also are Guarantors hereby: (i) acknowledge and consent to the execution, delivery and performance of this Agreement; (ii) confirm the truth and validity of the representations and warranties set forth herein, to the extent such representations an warranties pertain to the undersigned, respectively, and
(iii) ratify and agree to perform the covenants and agreements set forth in this Agreement, to the extent such covenants and agreements specifically pertain to the undersigned, respectively.

GRUPO PILGRIM'S PRIDE FUNDING                                     AVICOLA
PILGRIM'S PRIDE DE
HOLDING, S. de RL  de C.V.        MEXICO, S.A. de C.V.


By:                               By:

Its: Attorney-In-Fact             Its: Attorney-In-Fact


By:                               By:

Its: Attorney-In-Fact             Its: Attorney-In-Fact

Address: Same as Borrower         Address: Same as Borrower


PILGRIM'S PRIDE, S.A. de C.V.     PILGRIM'S PRIDE CORPORATION


By:                               By:

Its: Attorney-In-Fact             Its:

                                  Address:
By:                               110 South Texas Street
                                  Pittsburg, Texas 75686
Its: Attorney-In-Fact             Facsimile: 001 903 856 7505
                                  Attn: Rick Cogdill
Address: Same as Borrower

                                EXHIBIT "A"

                            FORM OF LIBOR NOTE

                             [To be attached]




                                 Exhibit B

                                EXHIBIT "B"

                        FORM OF FEDERAL FUNDS NOTE

                             [To be attached]

                                EXHIBIT "C"

                            FORM OF CETES NOTE

                             [To be attached]

                                EXHIBIT "D"

                             REQUEST FOR LOAN

     Pursuant to the Revolving Credit Agreement dated as of ___________, 2001 (herein called "Agreement"), the undersigned hereby requests COMERICA BANK and/or COMERICA BANK MEXICO, S.A. to make a ________-Based Loan to the undersigned on ____________________, ________, in the amount of
__________________   (____________)   and   the   currency   requested   is
_____________. The LIBOR Interest Period for the requested Loan, if applicable, shall be ________ months.

     The undersigned certifies that there exists no Default or Event of Default under the Agreement and none will exist upon the making of the Loan requested hereunder. The undersigned further certifies that upon advancing the sum requested hereunder, the aggregate amount of indebtedness (under the Agreement) will not exceed the Revolving Maximum (as defined in the Agreement) and with respect to a request for a Pesos Advance, the aggregate amount of Pesos Advances shall not exceed the Pesos Subfacility Maximum. If the aggregate amount of the indebtedness under the Agreement shall at any time exceed the Revolving Maximum and/or the Pesos Subfacility Maximum, the undersigned will pay such excess amount on demand.

     The undersigned hereby authorizes said Bank to disburse the proceeds of this Request for Loan by crediting the account of the undersigned with Bank separately designated by the undersigned or as the undersigned may otherwise direct.

      Dated this day of _______________, 2001.

                              GRUPO  PILGRIM'S  PRIDE  FUNDING, S. de RL de
                              C.V.



                              By:

                              Its:

                                EXHIBIT "E"

                             FORM OF MORTGAGE

                             [To be attached]

                                EXHIBIT "F"

                        FORM OF CONTRATO DE PRENDA

                             [To be attached]




                              Schedule 4.4(A)

                              SCHEDULE 4.4(A)


FORM OF CERTIFICATE OF SECRETARY

I,  _____________________________,  Secretary  of       [APPLICABLE  CREDIT
PARTY] , a SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE duly organized and validly existing under the laws of the United Mexican States (the "Company"), hereby certify that:

     1. Attached hereto as Exhibit A is a true, correct and complete copy of the estatutos sociales of the Company certified by a notary public;

     2. Attached hereto as Exhibit B is a true, correct and complete copy of the powers of attorney of the Company certified by a notary public, and granted to persons acting on behalf of the Company in connection with the execution and delivery of the Loan Documents to which it is a party;

     3. The persons named below are duly qualified and acting officers of the Company; that such Persons, acting together, have sufficient authority to sign, execute and deliver on behalf of the Company each of the Loan Documents; that each such Person has been duly elected to the indicated office; that set forth opposite each such Person's name is his or her true and genuine signature.

Name                     Office                Signature

____________________________ _______________________ _____________________

____________________________ _______________________ _____________________

capitalized terms used, but not defined herein have the meanings ascribed to them in the Revolving Credit Agreement, dated as of ____________________, 2001, among GRUPO PILGRIM'S PRIDE FUNDING, S. de RL de C.V. and Comerica Bank.

IN WITNESS WHEREOF, I have hereunto signed by name.

                              ____________________________________________

                              By:
                              Name:
Dated:_________________       Title: Secretary

I, ______________________, the duly elected, qualified and acting _______________ of the Company, hereby certify that
_________________________ is the duly, qualified and acting Secretary of the Company and that the signature appearing above is his true and genuine signature.

                              __________________________________________________

                              By:
                              Name:
                              Its:

Dated:              , 2001

                              SCHEDULE 4.4(B)

FORM OF OFFICER'S CERTIFICATE

     I,  __________________________,  hereby  certify  that  I  am the duly
elected  and  authorized  ___________________  of       [APPLICABLE  CREDIT
PARTY] , a SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE duly organized and validly existing under the laws of the United Mexican States (the "Company"), and pursuant to Section 4 of the Revolving Credit Agreement, dated as of ____________, 2001 (the "Credit Agreement"), between GRUPO PILGRIM'S PRIDE FUNDING, S. de RL de C.V. and Comerica Bank, further certify as follows:

     1. All representations and warranties of the Company contained in the Agreement are true and correct as of the date hereof.

     2. No event has occurred and is continuing that constitutes an Event of Default (as defined in the Credit Agreement).

     3. The Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under the Credit Agreement at or prior to the Closing Date.

     IN WITNESS WHEREOF, I have executed this certificate in the name and on behalf of the Company this ______ day of _______________, 2001.

                              _________________________________________



                              By:
                              Name:
                              Title:

                               SCHEDULE 4.7

                          Form of Opinion Letter



                             ___________, 2001






Comerica Bank
Comerica Bank Mexico, S.A.,
Institucion de Banca Multiple
One Detroit Center
500 Woodward Avenue
Detroit, Michigan 48226

Re: Credit Agreement dated as of ____________, 2001 between ______________ (the "Borrower") and Comerica Bank and Comerica Bank Mexico, S.A., Institucion de Banca Multiple ("Lender")

Ladies and Gentlemen:

     We have acted as counsel to (i) the Borrower, (ii) ___________, ______________ (collectively, the "Guarantors") in connection with the preparation, execution and delivery of (A) the Credit Agreement, (B) the promissory note dated ____________, 2001 (the "Note") made by the Borrower in favor of Lender, (C) the Guarantee dated _______________, 2001 (the "Guarantee") made by each of the Guarantors in favor of the Lender, and (D) the form of notes (collectively with the Note, the "Notes") which may be delivered after the date hereof. The Credit Agreement, the Notes, the Guarantee and such other documents executed in connection therewith are sometimes collectively referred to herein as the "Credit Documents". Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

     This opinion is furnished to you pursuant to Section ____ of the Credit Agreement.

     In connection with the opinion expressed below, I have reviewed:

     (1)  the Credit Documents;
     (2)  forms of the Notes to be delivered after the date hereof; and
     (3) such other documents as I have deemed relevant or appropriate in connection with the giving of this opinion.

     I have assumed, without any independent investigation or verification of any kind, (i) the due authorization, execution and delivery by the Lender of the Credit Agreement; (ii) the validity, binding effect and enforceability of the Credit Documents under the laws of the State of Michigan, United States of America; (iii) the genuineness and authenticity of all opinions, documents and papers submitted to me as well as the signature contained therein; and (iv) that copies of all opinions, documents and papers submitted to me are complete and conform to the originals thereof.

     I express no opinion as to any laws other than the laws of the United Mexican States ("Mexico") and I have assumed that there is nothing in any other law that affects my opinion which is delivered based upon Mexican law applicable to the date hereof. In particular, I have made no independent investigation of the laws of the United States of America or any state or other political subdivision thereof or therein as a basis for the opinions stated herein and do not express or imply any opinion on or based on such laws.

     Based upon the foregoing and subject to the further qualifications, exceptions, assumptions and limitations stated herein, and upon such investigations as I have deemed necessary, I am of the opinion that:

(a)The Borrower and each of the Guarantors is a corporation (sociedad anonima de capital variable) duly organized and validly existing under the laws of Mexico and has the corporate power and authority to enter into, perform and comply with its obligations under the Credit Documents.

(b)The execution, delivery and performance by the Borrower and each of the Guarantors of the Credit Documents to which such Borrower or Guarantor is a party have been duly authorized by all necessary corporate action and do not violate any material contractual obligation, the Estatutos Sociales requirement of law or judgment, license or order, binding upon the Borrower or the Guarantors or result in the creation or imposition of any lien on any asset of the Borrower or the Guarantors other than the liens intended to be created by such Credit Documents.

(c)No authorization or approval, notice to or filing with, any Governmental Authority in Mexico is required for the execution, delivery and performance by the Borrower and each of the Guarantors of the Credit Documents except for such consents, approvals, authorizations, notices, filings or qualifications which have been obtained prior to the date hereof, for the validity or enforceability of the Credit Documents for the performance of their obligations thereunder.

(d)The Credit Documents have been duly executed and delivered by the Borrower and the Guarantors, as the case may be, and constitute valid and binding obligations of the Borrower and the Guarantors, as the case may be, enforceable against them in accordance with their respective terms, subject to the suspension of payments, bankruptcy, insolvency, liquidation, moratorium and other similar laws of general application relating to or affecting the rights generally.

(e)Neither the Borrower, the Guarantors, nor any of their respective property, has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under any applicable law in Mexico in respect of their obligations under the Credit Documents, as the case may be.

(f)There are no legal or governmental proceedings pending or, to the best of my knowledge, threatened to which the Borrower, the Guarantors or any of their respective subsidiaries are a party or of which any property of the Borrower, the Guarantors or any of their respective subsidiaries are the subject which, if determined adversely to the Borrower, the Guarantors or any of their respective subsidiaries, would individually or in the aggregate, have a Material Adverse Effect.

(g)It is not necessary under the laws of Mexico (i) in order to enable the Lender to enforce its rights under the Credit Documents or (ii) solely by reason of the execution, delivery or performance of the Credit Documents, that the Lender be licensed, qualified or entitled to carry on business in Mexico.

(h)Under currently existing Mexican law and regulations the Lender will not be deemed resident, domiciled, carrying on business or subject to taxation in Mexico, by reason solely of the execution, delivery, performance or enforcement of the Credit Documents, provided that the Lender does not have a permanent establishment in Mexico, for tax purposes, it being understood that the mere performing of its obligations under such Credit Documents would not result in the existence of such permanent establishment.

(i)Each Guarantor's obligations under the Guaranty rank and will under current law, rank at least pari passu in priority of payment and in all other respects with all its other present or future unsecured and unsubordinated Indebtedness, except for obligations preferred by mandatory provisions of law including, among others, labor claims, claims of tax authorities for unpaid taxes, duties, social security quotas, retirement funds quotas, and workers' housing funds quotas which have preference over claims arising from the Notes and other Credit Documents.

(j)There is no tax, impost, deduction or withholding imposed by Mexico or any political subdivision thereof on or by virtue of the execution, delivery, enforcement or performance of the Credit Documents, except for withholding taxes imposed on payments of interest and fees made under the Credit Agreement and the Notes by the Borrower to the Lender that is not a resident of Mexico for tax purposes, imposed under the Mexican Income Tax Law (Ley del Impuesto sobre la Renta).

(k)To endure the legality, validity, enforceability or admissibility in evidence of the Credit Documents in Mexico, it is not necessary that the Credit Documents or any other document be filed or recorded with any court or other Governmental Authority in Mexico.

(l)The choice of Michigan law as the governing law of the Agreement is a valid choice of law. The submission by the Borrower to the jurisdiction of the competent United States Federal District Court in the State of Michigan and to the jurisdiction of the courts of the State of Michigan is valid and binding on the Borrower and not subject to revocation.

(m)The Notes qualify as "Pagares" for the purposes of the Mexican General Law of Credit Instruments and Transactions ("ley General de Titulos y Operaciones de Credito") and may be enforced through executory proceedings.

(n)Any final judgment obtained against the Borrower or the Guarantors in any of the courts specified in the Credit Documents, in respect of any sum payable by the Borrower or the Guarantors under the Credit Documents would be recognized and enforced by the courts of Mexico without reexamination of the issues, pursuant to Articles 569 and 571 of the Mexican Federal Code of Civil Procedure ("Codigo Federal de Procedimientos Civiles") and Article 1347A of the Mexican Commerce Code ("Codigo de Comerico"), which provide, inter alia, that any judgment rendered outside Mexico may be enforced by Mexican courts, provided that:

(i)such judgment is obtained in compliance with legal requirements of the jurisdiction of the court rendering such judgment and in compliance with all legal requirements of the Agreement;

(ii)such judgment is strictly for the payment of a certain sum of money and has been rendered in a "in personam" action as opposed to an "in rem" action:

(iii)service of process was made personally on the Borrower or on the appropriate process agent (a court of Mexico would consider the service of process upon the duly appointed agent, by means of a notarial instrument, to be personal service of process meeting procedural requirements of Mexico), provided such service of process is personally made upon the process agent:

(iv)such judgment does not contravene Mexican law, public policy of Mexico, international treaties or agreements binding upon Mexico or generally accepted principles of international law;

(v)the applicable procedural requirements under the law of Mexico with respect to the enforcement of foreign judgments (including the issuance of letters rogatory by the competent authority of such jurisdiction and the certification of such judgment as authentic by the corresponding authorities of such jurisdiction in accordance with the laws thereof), are complied with;

(vi)such judgment is final in the jurisdiction where obtained;

(vii)the action in respect of which such judgment is rendered is not the subject matter of a lawsuit among the same parties, pending before a Mexican court; and

(viii)any such foreign courts would enforce final judgments issued by the federal or state courts of Mexico as a matter of reciprocity;

     The opinion is subject to the following qualifications:

(a)Enforcement may be limited or affected by suspension of payments, bankruptcy, insolvency, liquidation, reorganization, moratorium and other similar laws of general application relating to or affecting the rights of creditors generally; also pursuant to the laws of Mexico, labor claims, claims of tax authorities for unpaid taxes, Social Security quotas, Workers' Housing Fund quotas and Retirement Fund quotas will have priority over claims of the Lender;

(b)I note that the payment of interest on interest is prohibited by Mexican law;

(c)In the event that proceedings are brought in Mexico seeking performance of the Borrower's obligations in Mexico, pursuant to Article 8 of the Mexican Monetary Law ("Ley Monetaria de los Estados Unidos Mexicanos"), the Borrower may discharge its obligations by paying any sums due in the currency other than Mexican currency, in Mexican currency at the rate of exchange fixed by Banco de Mexico in Mexico for the date when payment is made;

(d)In the event that any legal proceedings are brought in the courts of Mexico, a Spanish translation of the documents required in such proceedings prepared by a court-approved translator would have to be approved by the court after the defendant had been given an opportunity to be heard with respect to the accuracy of the translation, and proceedings would thereafter be based upon the translated documents.

     This opinion is addressed to you solely for your benefit and it is not to be transmitted to anyone else nor is it to be relied upon by anyone else or for any other purpose or quoted circulated, filed or referred to in any public document or filed with anyone without my express written consent.

Very truly yours,